Page 2 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Forward-Looking Statements This Supplemental Information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. You should not rely on forward-looking statements as predictions of future events. Forward-looking statements involve numerous risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statement made by us. These risks and uncertainties include, but are not limited to: uncertainties regarding the impact of the COVID-19 pandemic, and restrictions intended to prevent its spread, on our business and the economy generally; adverse economic and real estate developments in Northern and Southern California, the Pacific Northwest, Western Canada and Greater London; decreased rental rates or increased tenant incentives and vacancy rates; defaults on, early terminations of, or non-renewal of leases by tenants; increased interest rates and operating costs; failure to generate sufficient cash flows to service our outstanding indebtedness; difficulties in identifying properties to acquire and completing acquisitions; failure to successfully integrate pending and recent acquisitions; failure to successfully operate acquired properties and operations; failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended; possible adverse changes in laws and regulations; environmental uncertainties; risks related to natural disasters; lack or insufficient amount of insurance; inability to successfully expand into new markets or submarkets; risks associated with property development; conflicts of interest with our officers; changes in real estate and zoning laws and increases in real property tax rates; and the consequences of any possible future terrorist attacks. These factors are not exhaustive. For a discussion of important risks related to Hudson Pacific Properties, Inc.’s business and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Hudson Pacific Properties, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, or SEC, and other risks described in documents subsequently filed by Hudson Pacific Properties, Inc. from time to time with the SEC. You are cautioned that the information contained herein speaks only as of the date hereof and Hudson Pacific Properties, Inc. assumes no obligation to update any forward-looking information, whether as a result of new information, future events or otherwise. Hudson Pacific Properties, Inc. is referred to herein as the “Company,” “Hudson Pacific,” “we,” “us,” or “our.” Non-GAAP Measures This Supplemental Information includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental Information. Definitions of these non-GAAP financial measures can be found in the Definitions section of this Supplemental starting on page 53. The Company also presents the “Company’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that presenting the “Company’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures, and in some cases the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the joint venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting the Company’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.

Page 3 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Table of Contents Page Executive Summary, Corporate Data, Executive Management, Board of Directors, Equity Research Coverage, and Rating Agencies 4 Financial Information 9 Consolidated Balance Sheets 10 Consolidated Statements of Operations 11 Funds from Operations 12 Adjusted Funds from Operations 14 Same-Store Property Performance—Consolidated 15 Net Operating Income (NOI) Detail 18 Debt Summary 20 Capital Structure 22 Unsecured and Secured Debt Maturities, Composition and Covenant Compliance 23 Operational and Portfolio Information 25 In-Service Office Properties 26 In-Service Office Properties by Location 29 Studio Properties 31 Land Properties 32 Repositioning, Redevelopment, Development and Held For Sale Properties 33 Under Construction and Future Development Projects 35 Recently Completed, Under Construction and Planned Project Images 37 Office Tenant Industry Diversification 38 Fifteen Largest Office Tenants 39 Office Property Leasing Activity 41 Commenced Office Leases with Non-Recurring Upfront Abatements 43 Uncommenced Office Leases—Next Eight Quarters 46 Backfilled Office Leases—Next Eight Quarters 47 Expiring Office Leases—Next Eight Quarters 48 Expiring Office Leases—Annual 51 Definitions and Reconciliations 52 Definitions 53 Reconciliation of Net Income to Net Operating Income 55 Reconciliation of Consolidated Debt, Net to Adjusted EBITDAre (Annualized) 56 Company Outlook 57 Appendix 58 Total Portfolio Company’s Share 59 Uncommenced, Backfilled & Expiring Office Leases—Next Eight Quarters 60 Corporate Headquarters: 11601 Wilshire Boulevard, 9th Floor, Los Angeles, CA 90025 (310) 445-5700 Website: HudsonPacificProperties.com Investor Relations: Laura Campbell Executive Vice President, Investor Relations and Marketing (310) 622-1702 NYSE Trading Symbol: HPP

Page 4 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 • Under construction projects include Sunset Glenoaks, a 7-stage, 241,000- square-foot studio development in Los Angeles, and Washington 1000, a 546,000-square-foot office development in Seattle • Secured entitlements for Burrard Exchange, a 450,000-square-foot hybrid mass-timber office building in Downtown Vancouver • Subsequent to the quarter, secured entitlements for the 21-stage, 1.2 million-square-foot Sunset Waltham Cross studio development in Broxbourne, UK Transactions • Completed acquisition of Washington 1000 development site for $85.6 million before closing adjustments • Subsequent to the quarter, entered into an agreement to sell Northview Center office property in Lynnwood, Washington for $46.0 million before closing adjustments Capital Markets • Repurchased 2.1 million shares of common stock outside of the accelerated share repurchase (ASR) program at an average price of $17.65 per share • Subsequent to the quarter, completed the ASR program with a total of 8.1 million shares purchased at an average price of $24.60 Balance Sheet • $781.5 million of liquidity (including US government securities settlement proceeds used to repay $126.4 million of in-substance defeased debt subsequent to the quarter) Dividend • Declared and paid dividends on common stock of $0.25 per share and on 4.750% Series C cumulative preferred stock of $0.296875 per share ESG Leadership • Published 2021 Corporate Responsibility Report 2022 Outlook • Updated full-year 2022 FFO guidance to $2.00 to $2.06 per diluted share, excluding specified items, from prior range of $2.02 to $2.08 Executive Summary Hudson Pacific Properties acquires, redevelops and develops creative office and studio properties in global epicenters of innovation, media and technology. We are the leading publicly traded owner of office space in Silicon Valley, one of the largest independent owners/operators of studios in Los Angeles, and our portfolio totals over 21 million square feet, including land for development, in our core markets. Our top-tier assets combined with our leasing and management expertise have enabled us to cultivate a tenant base of premier blue-chip and growth companies, like Google and Netflix. Our strategic focus is value creation often through less capital- and time- intensive repositionings and redevelopments, although our vertically integrated platform allows us to execute on a full range of opportunities— from incremental lease-up to cutting-edge new construction. Financials (Compared to Second Quarter 2021) • Total revenue increased 16.6% to $251.4 million • Same-store property cash NOI grew 7.3% to $125.2 million • Net loss attributable to common stockholders of $7.4 million, or $0.05 per diluted share, compared to net income of $2.3 million, or $0.02 per diluted share • FFO, excluding specified items, of $74.6 million, or $0.51 per diluted share, compared to $74.4 million, or $0.49 per diluted share • FFO of $73.0 million, or $0.50 per diluted share, compared to $73.0 million, or $0.48 per diluted share • AFFO of $58.7 million, or $0.40 per diluted share, compared to $60.1 million, or $0.39 per diluted share Leasing • Executed 714,000 square feet of new and renewal leases including renewals of Nutanix in North San Jose for 216,000-square-feet through 2030 and Stanford in Palo Alto for 43,000-square-feet through 2027 • GAAP and cash rents increased 16.2% and 5.5% respectively • In-service office portfolio ended the quarter at 90.8% occupied and 92.3% leased • Studio portfolio was 84.0% occupied and leased over trailing 12-months Development • Tenant improvements underway at One Westside and Harlow office (re)developments with GAAP rents commenced and stabilization anticipated in second quarter 2023 and fourth quarter 2022, respectively Conference Call Information: Wednesday, July 27, 2022 at 11:00 AM PST / 2:00 PM EST (844) 200-6205 (U.S.) | (929) 526-1599 (International) | Passcode: 242133

Page 5 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Corporate Data(1) Unaudited, in thousands, except per share data June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 Number of office properties owned 54 54 54 53 53 Office square feet(2) 15,792,253 15,774,989 15,769,031 15,571,852 15,584,647 Same-store office square feet(2)(3) 12,818,691 12,836,234 12,258,304 12,890,572 12,661,812 Same-store office leased rate as of end of period(3) 92.2% 92.2% 93.1% 91.7% 92.4 % Stabilized office square feet(2)(4) 13,912,876 13,747,301 13,707,649 13,558,781 13,560,853 Stabilized office leased rate as of end of period(4) 92.7% 92.7% 93.8% 92.1% 92.7 % In-service office square feet(2)(5) 14,639,067 14,656,497 14,746,779 14,597,763 14,610,559 In-service office leased rate as of end of period(5) 92.3% 92.3% 92.8% 91.2% 91.4 % Number of studio properties owned 4 4 4 3 3 Studio square feet(2) 1,496,698 1,465,403 1,465,403 1,224,403 1,224,403 Same-store studio square feet(2)(6) 1,230,454 1,205,809 1,205,809 1,205,809 1,224,403 Same-store studio leased rate as of end of period(7) 84.0% 84.1% 85.7% 87.6% 88.0 % Non-same-store studio square feet(2) N/A N/A N/A 18,594 N/A Non-same-store studio leased rate as of end of period N/A N/A N/A N/A N/A Number of land properties owned 8 8 8 9 8 Land properties estimated square feet(8) 4,129,589 4,062,242 2,954,406 3,195,406 3,195,406 Total portfolio square feet 21,418,540 21,302,634 20,188,840 19,991,661 20,004,456 Company’s share of debt, net(9)(10) $ 3,264,919 $ 3,220,900 $ 3,013,107 $ 3,184,975 $ 2,863,638 Company’s share of market capitalization(9)(10) $ 6,075,463 $ 7,873,162 $ 7,342,670 $ 7,366,931 $ 7,283,915 Company’s share of Adjusted EBITDAre (annualized) / Company’s share of debt, net(10) 7.4x 7.6x 6.7x 7.4x 7.0x Company’s share of debt, net/Company’s share of market capitalization(9)(10) 53.7% 40.9% 41.0% 43.2% 39.3 % Share data: FFO(10), excluding specified items, per common stock/unit—diluted(11) $ 0.51 $ 0.50 $ 0.52 $ 0.50 $ 0.49 Range of closing prices(11) $ 14.84 - 28.00 $ 22.54 - 28.54 $ 23.13 - 27.83 $ 25.70 - 28.37 $ 26.45 - 30.28 Closing price at quarter end $ 14.84 $ 27.75 $ 24.71 $ 26.27 $ 27.82 Weighted average fully diluted common stock/units outstanding(10) 146,344 151,426 153,700 154,027 152,683 Shares of common stock/units outstanding at end of period(10) 146,213 148,585 154,753 155,743 155,543 (1) Represents 100% share of consolidated and unconsolidated joint ventures, except with respect to the Company’s Share of debt, net, market capitalization, adjusted EBITDAre and the quotients of those amounts (2) Property square footage has been determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to re-measurement or re-leasing. (3) Same-store office defined as all properties owned and included in our office portfolio as of April 1, 2021 and still owned and included in our office portfolio as of June 30, 2022. (4) Stabilized office square feet and leased rate excludes the lease-up, land, repositioning, redevelopment, development and held for sale properties described on pages 27, 32 and 33. (5) In-service office square feet and leased rate includes the stabilized office and lease-up properties described on pages 26 and 27. (6) Same-store studio defined as all properties owned and included in our studio portfolio as of April 1, 2021 and still owned and included in our studio portfolio as of June 30, 2022. (7) Percent leased for same-store studio is the average percent leased for the 12 months ended as of the quarter indicated. (8) Square footage for land properties represents management’s estimate of developable square footage, the majority of which remains subject to receipt of entitlement approvals not yet obtained. (9) See capital structure on page 22 for additional detail. (10) See definitions starting on page 53. (11) For the quarter indicated.

Page 6 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Andy Wattula Executive Vice President, Pacific Northwest/ Canada Office Operations Derric Dubourdieu Senior Vice President, Leasing Gary Hansel Senior Vice President, Southern California Shawn McGarry Senior Vice President, Northern California Anne Mehrtens Senior Vice President, Sunset Studios — Southern California Chris Pearson Senior Vice President, Development Planning and Government Affairs Nader Shah Senior Vice President, Construction and Development Jim Soutter Senior Vice President, Engineering Natalie Teear Senior Vice President, Innovation, Sustainability and Social Impact Erik Thoreen Senior Vice President, UK and Studios East Chuck We Senior Vice President, Western Canada Ken Young Senior Vice President, Leasing Executive Management Victor J. Coleman Chief Executive Officer and Chairman Mark Lammas President Harout Diramerian Chief Financial Officer Kay L. Tidwell Executive Vice President, General Counsel and Chief Risk Officer Christopher Barton Executive Vice President, Development and Capital Investments Laura Campbell Executive Vice President, Investor Relations and Marketing Drew B. Gordon Executive Vice President, California Office Operations Steven Jaffe Executive Vice President, Business Affairs Andrea Rupp Executive Vice President, Human Resources Dale Shimoda Executive Vice President, Finance Jeff Stotland Executive Vice President, Global Studios Arthur X. Suazo Executive Vice President, Leasing Our Executive Management is comprised of highly seasoned, approachable experts who embrace innovation and always think outside the box. Together, they have decades of experience leading successful publicly traded companies. They have bought, sold, operated, built and re-built real estate properties across cycles and in every major West Coast market, and in the process cultivated unparalleled industry relationships. Our culture starts at the top—a collaborative, entrepreneurial spirit, combined with integrity and a deep sense of fiduciary responsibility.

Page 7 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Board of Directors Our accomplished Directors are committed to sound corporate governance, and ensuring full compliance and accountability to shareholders in accordance with all laws and regulations. We believe that dedication to these principles and the highest ethical standards is essential to both short- and long-term value creation and preservation. We also recognize and embrace board diversity in all its facets—skills, experience, gender, ethnicity, race—as essential to maintaining our competitive advantage and attaining our strategic objectives. Victor J. Coleman Chairman of the Board, Chief Executive Officer, Hudson Pacific Properties, Inc. Theodore R. Antenucci President and Chief Executive Officer, Catellus Development Corporation Karen Brodkin Executive Vice President, Content Strategy and Development, Endeavor Ebs Burnough Managing Director, Hatch House Media and President and Founder, Ebs Burnough Solutions International Richard B. Fried Managing Member, Farallon Capital Management, L.L.C. Jonathan M. Glaser Managing Member, JMG Capital Management LLC Robert L. Harris II Executive Chairman (retired), Acacia Research Corporation Christy Haubegger Executive Vice President and Chief Enterprise Inclusion Officer (retired), WarnerMedia Mark D. Linehan President and Chief Executive Officer, Wynmark Company Andrea Wong President (retired), International Production, Sony Pictures Television

Page 8 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Equity Research Coverage BMO Capital Markets John Kim (212) 885-4115 BofA Securities James Feldman (646) 855-5808 BTIG Tom Catherwood (212) 738-6140 Citigroup Global Markets Michael Bilerman | Michael Griffin (212) 816-1383 | (212) 816-5871 Credit Suisse Tayo Okusanya (212) 325-1402 Goldman Sachs Caitlin Burrows (212) 902-4736 Green Street Advisors Daniel Ismail (949) 640-8780 Jefferies LLC Peter Abramowitz (212) 336-7241 KeyBanc Capital Markets Todd Thomas (917) 368-2286 Mizuho Securities Vikram Malhotra (212) 282-3827 Morgan Stanley Ronald Kamdem (212) 296-8319 Piper Sandler & Company Alexander Goldfarb (212) 466-7937 Robert W. Baird & Company David Rodgers (216) 737-7341 Scotiabank Nicholas Yulico (212) 225-6904 SMBC Nikko Securities Richard Anderson (646) 521-2351 Wells Fargo Securities Blaine Heck (443) 263-2949 Wolfe Research Andrew Rosivach (646) 582-9250 Fitch Ratings Stephen Boyd (212) 908-9153 Rating Agencies Moody’s Investor Service Alice Chung (212) 553-2949 Standard & Poor’s Fernanda Hernandez (212) 438-1347

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Financial Information

Page 10 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Consolidated Balance Sheets In thousands, except share data June 30, 2022 (Unaudited) December 31, 2021 ASSETS Investment in real estate, net $ 7,148,814 $ 7,077,703 Non-real estate property, plant and equipment, net 60,222 58,469 Cash and cash equivalents 266,538 96,555 Restricted cash 49,025 100,321 Accounts receivable, net 15,602 25,339 Straight-line rent receivables, net 269,015 240,306 Deferred leasing costs and intangible assets, net 336,439 341,444 U.S. Government securities — 129,321 Operating lease right-of-use assets 299,673 287,041 Prepaid expenses and other assets, net 99,151 119,000 Investment in unconsolidated real estate entities 161,845 154,731 Goodwill 109,473 109,439 Assets associated with real estate held for sale 234,841 250,520 TOTAL ASSETS $ 9,050,638 $ 8,990,189 LIABILITIES AND EQUITY Liabilities Unsecured and secured debt, net $ 4,129,034 $ 3,733,903 In-substance defeased debt 126,397 128,212 Joint venture partner debt 66,136 66,136 Accounts payable, accrued liabilities and other 313,572 300,959 Operating lease liabilities 307,072 293,596 Intangible liabilities, net 37,485 42,290 Security deposits and prepaid rent 82,906 84,939 Liabilities associated with real estate held for sale 3,072 3,898 Total liabilities 5,065,674 4,653,933 Redeemable preferred units of the operating partnership 9,815 9,815 Redeemable non-controlling interest in consolidated real estate entities 126,420 129,449 Equity Hudson Pacific Properties, Inc. stockholders’ equity Preferred stock, $0.01 par value, 18,400,000 authorized at June 30, 2022 and December 31, 2021, respectively; 4.750% Series C cumulative redeemable preferred stock; $25.00 per share liquidation preference, 17,000,000 outstanding at June 30, 2022 and December 31, 2021, respectively 425,000 425,000 Common stock, $0.01 par value, 481,600,000 authorized, 141,609,336 shares and 151,124,543 shares outstanding at June 30, 2022 and December 31, 2021, respectively 1,415 1,511 Additional paid-in capital 2,985,666 3,317,072 Accumulated other comprehensive loss (7,051) (1,761) Total Hudson Pacific Properties, Inc. stockholders’ equity 3,405,030 3,741,822 Non-controlling interest—members in consolidated real estate entities 384,707 402,971 Non-controlling interest—units in the operating partnership 58,992 52,199 Total equity 3,848,729 4,196,992 TOTAL LIABILITIES AND EQUITY $ 9,050,638 $ 8,990,189

Page 11 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Consolidated Statements of Operations Unaudited, in thousands, except share data Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 REVENUES Office Rental $ 211,836 $ 192,552 $ 418,028 $ 382,413 Service and other revenues 4,408 3,151 9,616 5,433 Total office revenues 216,244 195,703 427,644 387,846 Studio Rental 13,438 11,551 26,832 23,704 Service and other revenues 21,748 8,348 41,467 17,171 Total studio revenues 35,186 19,899 68,299 40,875 Total revenues 251,430 215,602 495,943 428,721 OPERATING EXPENSES Office operating expenses 78,558 69,111 152,189 135,673 Studio operating expenses 20,686 12,466 39,669 23,919 General and administrative 21,871 17,109 42,383 35,558 Depreciation and amortization 91,438 84,178 183,631 166,939 Total operating expenses 212,553 182,864 417,872 362,089 OTHER INCOME (EXPENSE) Income from unconsolidated real estate entities 1,780 470 2,083 1,105 Fee income 1,140 797 2,211 1,645 Interest expense (33,719) (30,689) (64,555) (60,975) Interest income 920 937 1,830 1,934 Management services reimbursement income—unconsolidated real estate entities 1,068 626 2,176 626 Management services expense—unconsolidated real estate entities (1,068) (626) (2,176) (626) Transaction-related expenses (1,126) (1,064) (1,382) (1,064) Unrealized (loss) gain on non-real estate investments (1,818) 5,018 (168) 10,793 Impairment loss (3,250) — (23,753) — Other income (expense) 742 (1,177) 1,594 (1,629) Total other expenses (35,331) (25,708) (82,140) (48,191) Net income (loss) 3,546 7,030 (4,069) 18,441 Net income attributable to Series A preferred units (153) (153) (306) (306) Net income attributable to Series C preferred shares (5,047) — (10,337) — Net income attributable to participating securities (300) (276) (594) (554) Net income attributable to non-controlling interest in consolidated real estate entities (7,081) (5,549) (15,642) (12,179) Net loss attributable to redeemable non-controlling interest in consolidated real estate entities 1,506 1,282 3,396 1,964 Net loss (income) attributable to common units in the operating partnership 93 (19) 323 (69) NET (LOSS) INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS $ (7,436) $ 2,315 $ (27,229) $ 7,297 BASIC AND DILUTED PER SHARE AMOUNTS Net (loss) income attributable to common stockholders—basic $ (0.05) $ 0.02 (0.19) 0.05 Net (loss) income attributable to common stockholders—diluted $ (0.05) $ 0.02 (0.19) 0.05 Weighted average shares of common stock outstanding—basic 143,816,698 151,169,612 146,487,388 150,997,564 Weighted average shares of common stock outstanding—diluted 143,816,698 152,683,463 146,487,388 151,302,845

Page 12 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Funds from Operations(1) Unaudited, in thousands, except per share data Three Months Ended Quarter To Date June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 NET INCOME (LOSS) $ 3,546 $ (7,615) $ 16,753 $ (6,182) $ 7,030 Adjustments: Depreciation and amortization—Consolidated 91,438 92,193 88,107 88,568 84,178 Depreciation and amortization—Non-real estate assets (4,485) (4,432) (4,331) (2,221) (590) Depreciation and amortization—Company’s share from unconsolidated real estate entities 1,320 1,369 1,497 1,462 1,550 Impairment loss—Real estate assets 3,250 12,003 — 2,762 — Unrealized loss (gain) on non-real estate investments 1,818 (1,650) (4,951) (827) (5,018) Tax impact of unrealized gain on non-real estate investment — — 1,973 — 1,876 FFO attributable to non-controlling interests (18,687) (20,004) (17,867) (14,288) (15,839) FFO attributable to preferred shares and units (5,200) (5,443) (2,434) (153) (153) FFO to common stockholders and unitholders 73,000 66,421 78,747 69,121 73,034 Specified items impacting FFO: Transaction-related expenses 1,126 256 1,547 6,300 1,064 One-time prior period net property tax adjustment—Company’s share 477 — (687) (1,346) 335 Impairment loss—Trade name — 8,500 — — — One-time debt extinguishment cost—Company’s share — — — 3,187 — FFO (EXCLUDING SPECIFIED ITEMS) TO COMMON STOCKHOLDERS AND UNITHOLDERS $ 74,603 $ 75,177 $ 79,607 $ 77,262 $ 74,433 Weighted average common stock/units outstanding—diluted 146,344 151,426 153,700 154,027 152,683 FFO per common stock/unit—diluted $ 0.50 $ 0.44 $ 0.51 $ 0.45 $ 0.48 FFO (excluding specified items) per common stock/unit—diluted $ 0.51 $ 0.50 $ 0.52 $ 0.50 $ 0.49

Page 13 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (1) See definitions starting on page 53. Six Months Ended Three Months Ended Twelve Months Ended Nine Months Ended Six Months Ended Year To Date June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 NET (LOSS) INCOME $ (4,069) $ (7,615) $ 29,012 $ 12,259 $ 18,441 Adjustments: Depreciation and amortization—Consolidated 183,631 92,193 343,614 255,507 166,939 Depreciation and amortization—Non-real estate assets (8,917) (4,432) (7,719) (3,388) (1,167) Depreciation and amortization—Company’s share from unconsolidated real estate entities 2,689 1,369 6,020 4,523 3,061 Impairment loss—Real estate assets 15,253 12,003 2,762 2,762 — Unrealized loss (gain) on non-real estate investments 168 (1,650) (16,571) (11,620) (10,793) Tax impact of unrealized gain on non-real estate investment — — 3,849 1,876 1,876 FFO attributable to non-controlling interests (38,687) (20,004) (64,388) (46,731) (32,462) FFO attributable to preferred shares and units (10,643) (5,443) (2,893) (459) (306) FFO to common stockholders and unitholders 139,425 66,421 293,686 214,729 145,589 Specified items impacting FFO: Impairment loss—Trade name 8,500 8,500 — — — Transaction-related expenses 1,382 256 8,911 7,364 1,064 One-time prior period net property tax adjustment—Company’s share 451 — (581) 26 1,372 One-time debt extinguishment cost—Company’s share — — 3,187 3,187 — FFO (EXCLUDING SPECIFIED ITEMS) TO COMMON STOCKHOLDERS AND UNITHOLDERS $ 149,758 $ 75,177 $ 305,203 $ 225,306 $ 148,025 Weighted average common stock/units outstanding—diluted 149,249 151,426 153,332 153,379 152,675 FFO per common stock/unit—diluted $ 0.93 $ 0.44 $ 1.92 $ 1.40 $ 0.95 FFO (excluding specified items) per common stock/unit—diluted $ 1.00 $ 0.50 $ 1.99 $ 1.47 $ 0.97 Funds from Operations(1) (continued) Unaudited, in thousands, except per share data

Page 14 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Adjusted Funds from Operations(1) Unaudited, in thousands Three Months Ended Quarter To Date June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 FFO $ 73,000 $ 66,421 $ 78,747 $ 69,121 $ 73,034 Adjustments: GAAP non-cash revenue (straight-line rent and above-below-market rents) (9,770) (11,990) (6,337) (3,592) (6,811) GAAP non-cash expense (straight-line rent expense and above- below-market ground rent) 970 966 821 804 804 Non-real estate depreciation, amortization and impairment 4,485 12,932 4,331 2,221 590 Amortization of deferred financing costs and loan discounts/ premiums, net 2,407 2,403 2,029 1,845 1,717 Non-cash compensation expense 5,993 5,329 5,445 5,840 6,340 Recurring capital expenditures, tenant improvements and lease commissions (18,386) (17,499) (13,384) (15,894) (15,580) AFFO $ 58,699 $ 58,562 $ 71,652 $ 60,345 $ 60,094 Dividends paid to common stock and unitholders $ 36,406 $ 36,942 $ 38,647 $ 38,745 $ 38,742 AFFO payout ratio 62.0% 63.1% 53.9% 64.2% 64.5 % Six Months Ended Three Months Ended Twelve Months Ended Nine Months Ended Six Months Ended Year To Date June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 FFO $ 139,425 $ 66,421 $ 293,686 $ 214,729 $ 145,589 Adjustments: GAAP non-cash revenue (straight-line rent and above-below-market rents) (21,760) (11,990) (25,448) (19,111) (15,519) GAAP non-cash expense (straight-line rent expense and above- below-market ground rent) 1,936 966 3,255 2,434 1,630 Non-real estate depreciation, amortization and impairment 17,417 12,932 7,719 3,388 1,167 Amortization of deferred financing costs and loan discounts/ premiums, net 4,810 2,403 7,305 5,276 3,431 Non-cash compensation expense 11,322 5,329 21,163 15,718 9,878 Recurring capital expenditures, tenant improvements and lease commissions (35,885) (17,499) (62,880) (49,496) (33,602) AFFO $ 117,265 $ 58,562 $ 244,800 $ 172,938 $ 112,574 Dividends paid to common stock and unitholders $ 73,348 $ 36,942 $ 154,500 $ 115,913 $ 77,168 AFFO payout ratio 62.5% 63.1% 63.1% 67.0% 68.5% (1) See definitions starting on page 53.

Page 15 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Same-Store Property Performance—Consolidated(1) Unaudited, in thousands, except number of properties and square feet SAME-STORE ANALYSIS—NET OPERATING INCOME Three Months Ended June 30, Six Months Ended June 30, 2022 2021 % change 2022 2021 % change SAME-STORE NET OPERATING INCOME(6) Total office revenues $ 182,427 $ 175,721 3.8% $ 359,477 $ 350,021 2.7 % Total studio revenues 20,662 19,899 3.8 41,049 40,875 0.4 Same-store revenues 203,089 195,620 3.8 400,526 390,896 2.5 Total office expenses 64,363 (7) 60,488 6.4 125,385 (8) 118,772 (8) 5.6 Total studio expenses 12,221 (9) 12,466 (9) (2.0) 23,821 (10) 23,919 (10) (0.4) Same-store expenses 76,584 72,954 5.0 149,206 142,691 4.6 Same-store office net operating income 118,064 115,233 2.5 234,092 231,249 1.2 NOI margin 64.7% 65.6% (0.9) 65.1% 66.1% (1.0) Same-store studio net operating income 8,441 7,433 13.6 17,228 16,956 1.6 NOI margin 40.9% 37.4% 3.5 42.0% 41.5% 0.5 TOTAL SAME-STORE NET OPERATING INCOME $ 126,505 $ 122,666 3.1% $ 251,320 $ 248,205 1.3 % NOI margin 62.3% 62.7% (0.4) 62.7% 63.5% (0.7) SAME-STORE STATISTICS Three Months Ended June 30, Six Months Ended June 30, 2022 2021 % change 2022 2021 % change SAME-STORE OFFICE STATISTICS(2)(3) Number of properties 42 42 42 42 Rentable square feet 11,310,877 11,310,877 11,310,877 11,310,877 Ending % leased 91.7% 93.0% (1.3) % 91.7% 93.0% (1.3) % Ending % occupied 90.2% 92.1% (1.9) % 90.2% 92.1% (1.9) % Average % occupied for the period 91.2% 93.2% (2.0) % 90.9% 92.2% (1.3) % SAME-STORE STUDIO STATISTICS(4) Number of properties 3 3 3 3 Rentable square feet 1,230,454 1,230,454 1,230,454 1,230,454 Average % occupied for the period(5) 84.0% 88.0% (4.0) 84.0% 88.0% (4.0)

Page 16 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Same-Store Property Performance—Consolidated(1) (continued) Unaudited, in thousands, except number of properties and square feet (1) The consolidated same-store property performance excludes the impact of our unconsolidated joint venture, Bentall Centre. (2) Same-store office for the three months ended June 30, 2022 defined as all properties owned and included in our stabilized office portfolio as of April 1, 2021 and still owned and included in the stabilized office portfolio as of June 30, 2022. Same-store office for the six months ended June 30, 2022 defined as all properties owned and included in our stabilized office portfolio as of January 1, 2021 and still owned and included in the stabilized office portfolio as of June 30, 2022. (3) See pages 26 and 27 for same-store office properties. (4) Same-store studio for the three months ended June 30, 2022 defined as all properties owned and included in our studio portfolio as of April 1, 2021 and still owned and included in our studio portfolio as of June 30, 2022. Same-store studio for the six months ended June 30, 2022 defined as all properties owned and included in our studio portfolio as of January 1, 2021 and still owned and included in our studio portfolio as of June 30, 2022. (5) Percent occupied for same-store studio is the average percent occupied for the 12 months ended as of the periods indicated. (6) See page 55 for the reconciliation of net income (loss) to net operating income (NOI). (7) Same-store office expenses for the three months ended June 30, 2022 included a one-time property tax increase of $0.2 million resulting from reassessments at Ferry Building. Adjusted for this item, the consolidated same-store office net operating income and consolidated same store office net operating income (cash basis) percentage change for the three months ended June 30, 2022 would have been 2.7% and 7.5%, respectively. (8) Same-store office expenses for the six months ended June 30, 2022 included a one-time property tax increase of $0.2 million resulting from reassessments at Ferry Building. Same- store office expenses for the six months ended June 30, 2021 included a one-time property tax increase of $1.0 million resulting from reassessments at ICON and CUE. Adjusted for these items, the consolidated same-store office net operating income and consolidated same store office net operating income (cash basis) percentage change for the six months ended June 30, 2022 would have been 0.9% and 4.6%, respectively. SAME-STORE ANALYSIS—NET OPERATING INCOME (CASH BASIS) Three Months Ended June 30, Six Months Ended June 30, 2022 2021 % change 2022 2021 % change SAME-STORE NET OPERATING INCOME (CASH BASIS) Total office cash revenues $ 180,770 $ 168,897 7.0% $ 352,908 $ 335,512 5.2 % Total studio cash revenues 20,025 19,741 1.4 39,832 40,694 (2.1) Same-store cash revenues 200,795 188,638 6.4 392,740 376,206 4.4 Total office cash expenses 63,431 (7) 59,567 6.5 123,520 (8) 116,888 (8) 5.7 Total studio cash expenses 12,152 (9) 12,387 (9) (1.9) 23,683 (10) 23,762 (10) (0.3) Same-store cash expenses 75,583 71,954 5.0 147,203 140,650 4.7 Same-store office net operating income (cash basis) 117,339 109,330 7.3 229,388 218,624 4.9 NOI margin 64.9% 64.7% 0.2 65.0% 65.2% (0.2) Same-store studio net operating income (cash basis) 7,873 7,354 7.1 16,149 16,932 (4.6) NOI margin 39.3% 37.3% 2.0 40.5% 41.6% (1.1) SAME-STORE NET OPERATING INCOME (CASH BASIS) $ 125,212 $ 116,684 7.3% $ 245,537 $ 235,556 4.2 % NOI margin 62.4% 61.9% 0.5 62.5% 62.6% (0.1)

Page 17 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Same-Store Property Performance—Consolidated(1) (continued) Unaudited, in thousands, except number of properties and square feet (9) Same-store studio expenses for the three months ended June 30, 2022 included a one-time property tax increase of $0.5 million resulting from reassessments at Sunset Gower Studios. Same-store studio expenses for the three months ended June 30, 2021 included a one-time property tax increase of $0.4 million resulting from reassessments at Sunset Gower Studios. Adjusted for these items, the consolidated same-store studio net operating income and consolidated same store studio net operating income (cash basis) percentage change for the three months ended June 30, 2022 would have been 14.0% and 7.8%, respectively. (10) Same-store studio expenses for the six months ended June 30, 2022 included a one-time property tax increase of $0.4 million resulting from reassessments at Sunset Gower Studios. Same-store studio expenses for the six months ended June 30, 2021 included a one-time property tax increase of $0.4 million resulting from reassessments at Sunset Gower Studios. Adjusted for these items, the consolidated same-store studio net operating income and consolidated same store studio net operating income (cash basis) percentage change for the six months ended June 30, 2022 would have been 1.4% and (4.6)%, respectively.

Page 18 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Net Operating Income (NOI) Detail Three Months Ended June 30, 2022 | Unaudited, in thousands Same-Store Office(1) Same-Store Studio(2) Non-Same- Store Office(3) Non-Same- Store Studio(4) Repositioning/ Redevelopment /Development(5) Lease-Up(3) Held-for- Sale(5) Total REVENUE Cash rent $ 143,759 $ 12,213 $ 4,469 $ 328 $ 301 $ 8,444 $ 4,279 $ 173,793 Cash tenant recoveries 33,985 260 675 — 123 1,479 714 37,236 Straight-line rent 305 646 12,694 — — (401) (521) 12,723 Amortization of above-market and below-market leases, net 1,750 — 141 — 39 23 — 1,953 Amortization of lease incentive costs (398) (9) (3) — — (21) — (431) Total rental revenue 179,401 13,110 17,976 328 463 9,524 4,472 225,274 Service and other revenues 3,026 7,552 11 14,196 3 9 1,359 26,156 Total revenue 182,427 20,662 17,987 14,524 466 9,533 5,831 251,430 OPERATING EXPENSES Property operating expenses 63,431 12,152 5,391 8,465 241 5,145 3,247 98,072 Straight-line rent 325 — 77 — — — — 402 Non-cash portion of interest expense 21 69 3 — — 93 Amortization of above-market and below-market ground leases, net 586 — 89 — — 2 — 677 Total operating expenses 64,363 12,221 5,560 8,465 241 5,147 3,247 99,244 TOTAL CONSOLIDATED NOI(6) $ 118,064 $ 8,441 $ 12,427 $ 6,059 $ 225 $ 4,386 $ 2,584 $ 152,186 ADD : COMPANY’S SHARE OF NOI FROM UNCONSOLIDATED REAL ESTATE ENTITY — — 4,490 (7) — — — — 4,490 LESS : TOTAL NOI ATTRIBUTABLE TO NON-CONTROLLING INTERESTS 17,126 (8) 3,976 (9) 2,586 (10) — 60 (12) — — 23,748 TOTAL COMPANY’S SHARE OF NOI $ 100,938 $ 4,465 $ 14,331 $ 6,059 $ 165 $ 4,386 $ 2,584 $ 132,928 Square feet(11) 11,310,877 1,230,454 1,094,185 — 433,259 726,191 745,171 15,540,137 Ending % leased 91.7% 84.0% 99.1% — % 2.4% 83.6% 52.8% 86.9 % Ending % occupied 90.2% 84.0% 98.6% — % — % 81.0% 49.9% 85.4 % NOI margin 64.7% 40.9% 69.1% 41.7% 48.3% 46.0% 44.3% 60.5 % RECONCILIATION TO CASH NOI TOTAL NOI $ 118,064 $ 8,441 $ 12,427 $ 6,059 $ 225 $ 4,386 $ 2,584 $ 152,186 Straight-line rent, net 20 (646) (12,617) — — 401 521 (12,321) Non-cash portion of interest expense 21 69 3 — — 93 Amortization of above-market and below-market leases, net (1,750) — (141) — (39) (23) — (1,953) Amortization of lease incentive costs 398 9 3 — — 21 — 431 Amortization of above-market and below-market ground leases, net 586 — 89 — — 2 — 677 TOTAL CONSOLIDATED CASH NOI $ 117,339 $ 7,873 $ (236) $ 6,059 $ 186 $ 4,787 $ 3,105 $ 139,113

Page 19 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (1) See pages 26 and 27 for same-store office for the three months ended June 30, 2022. The consolidated same-store property performance in this table excludes the impact of our unconsolidated joint venture, Bentall Centre. (2) Same-store studio includes Sunset Bronson Studios, Sunset Gower Studios and Sunset Las Palmas Studios. (3) See page 27 for non-same-store office and lease-up properties. (4) Included as part of non-same store studio are the net operating income results for Sunset Studios production services division (formerly known as Star Waggons and Zio Studio Service). (5) See page 33 for repositioning, redevelopment, development and held for sale properties. (6) See page 55 and 56 for all non-GAAP NOI reconciliations. (7) We own 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre. The amounts reflected have been converted from Canadian Dollars (“CAD”) to United States Dollars (“USD”) using the average monthly foreign currency exchange rate for the period presented. (8) We own 55% of the ownership interest in the consolidated joint venture that owns 1455 Market, Hill7, Ferry Building and 1918 Eighth. We own 51% of the ownership interest in the consolidated joint venture that owns 6040 Sunset, ICON, CUE and EPIC. (9) We own 51% of the ownership interest in the consolidated joint venture that owns Sunset Bronson Studios, Sunset Gower Studios and Sunset Las Palmas Studios. (10) We own 75% of the ownership interest in the consolidated joint venture that owns One Westside. We own 51% of the ownership interest in the consolidated joint venture that owns Harlow. (11) Represents 100% ownership of our consolidated portfolio. Excludes square footage related to our unconsolidated joint ventures, Bentall Centre and Sunset Glenoaks Studios. (12) We own 75% of the ownership interest in the consolidated joint venture that owns 10850 Pico. Net Operating Income Detail (NOI) (continued) Same-Store Office(1) Same-Store Studio(2) Non-Same- Store Office(3) Non-Same- Store Studio(4) Repositioning/ Redevelopment /Development(5) Lease-Up(3) Held-for- Sale(5) Total ADD : COMPANY’S SHARE OF CASH NOI FROM UNCONSOLIDATED REAL ESTATE ENTITY — — 3,667 (7) — — — — 3,667 LESS : TOTAL CASH NOI ATTRIBUTABLE TO NON-CONTROLLING INTERESTS 16,458 (8) 3,698 (9) (919) (10) — 50 (12) — — 19,287 TOTAL COMPANY’S SHARE OF CASH NOI $ 100,881 $ 4,175 $ 4,350 $ 6,059 $ 136 $ 4,787 $ 3,105 $ 123,493

Page 20 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Debt Summary As of June 30, 2022 | Unaudited, in thousands Unsecured revolving credit facility Principal Amount(1) Interest Rate(2)(3) Contractual Maturity Date(4) Annual Debt Service(1) Balance at Maturity Capacity Undrawn Capacity Unsecured revolving credit facility(5)(6) $ 485,000 LIBOR + 1.05% to 1.50% 12/21/2026 $ — $ 485,000 $ 1,000,000 $ 515,000 Unsecured private placement Principal Amount(1) Interest Rate(2) Contractual Maturity Date Annual Debt Service(1) Balance at Maturity Series A notes $ 110,000 4.34% 1/2/2023 $ 4,774 $ 110,000 Series B notes 259,000 4.69% 12/16/2025 12,147 259,000 Series C notes 56,000 4.79% 12/16/2027 2,682 56,000 Series D notes 150,000 3.98% 7/6/2026 5,970 150,000 Series E notes 50,000 3.66% 9/15/2023 1,830 50,000 TOTAL $ 625,000 $ 27,403 $ 625,000 Unsecured registered senior notes Principal Amount(1) Interest Rate(2) Contractual Maturity Date Annual Debt Service(1) Balance at Maturity Issue Price as Percentage of Par Effective Yield 3.95% Registered senior notes—October 2017 $ 400,000 3.95% 11/1/2027 $ 15,800 $ 400,000 99.815% 3.97% 4.65% Registered senior notes—February 2019 500,000 4.65% 4/1/2029 23,250 500,000 100.427% 4.61% 3.25% Registered senior notes—October 2019 400,000 3.25% 1/15/2030 13,000 400,000 99.268% 3.46% TOTAL $ 1,300,000 $ 52,050 $ 1,300,000 Secured notes Principal Amount(1) Interest Rate(2) Contractual Maturity Date(4) Annual Debt Service(1) Balance at Maturity Company’s Share Undrawn Capacity Hollywood Media Portfolio(7)(8)(9) $ 1,100,000 LIBOR + 1.17% 8/9/2026 $ — $ 1,100,000 $ 561,000 $ — Acquired Hollywood Media Portfolio debt(7)(9) (209,814) LIBOR + 1.55% 8/9/2026 — (209,814) (209,814) — Hollywood Media Portfolio, net 890,186 — 890,186 351,186 — One Westside and 10850 Pico(10) 270,714 LIBOR + 1.70% 12/18/2024 — 270,714 203,036 143,886 Element LA 168,000 4.59% 11/6/2025 7,716 168,000 168,000 — 1918 Eighth(11) 314,300 LIBOR + 1.30% 12/18/2025 — 314,300 172,865 — Hill7(12) 101,000 3.38% 11/6/2028 3,414 101,000 55,550 — TOTAL $ 1,744,200 $ 11,130 $ 1,744,200 $ 950,637 $ 143,886

Page 21 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Debt Summary (continued) As of June 30, 2022 | Unaudited, in thousands Other consolidated debt Principal Amount(1) Interest Rate(2) Contractual Maturity Date(4) Annual Debt Service(1) Balance at Maturity Company’s Share In-substance defeased debt(13)(14) $ 126,397 4.47% 10/1/2022 $ 9,391 $ 125,489 $ 94,798 Joint venture debt(15)(16) $ 66,136 4.50% 10/9/2032 $ 2,976 $ 66,136 $ — Unconsolidated debt Principal Amount(1) Interest Rate(2) Contractual Maturity Date Annual Debt Service(1) Balance at Maturity Company’s Share Bentall Centre(17) $ 513,375 CDOR + 1.75% 7/1/2024 $ — $ 513,375 $ 102,675 Sunset Glenoaks Studios(18) $ 15,061 SOFR + 3.10% 1/9/2025 $ — $ 15,061 $ 7,531 (1) See definitions starting on page 53. (2) Interest rate with respect to indebtedness is calculated on the basis of a 360-day year for the actual days elapsed. (3) We have an option to make an irrevocable election to change the interest rate depending on our credit rating or a specified base rate plus an applicable margin. As of June 30, 2022, no such election had been made. (4) Maturity dates include the effect of extension options. (5) Includes the option to extend the initial maturity date of December 21, 2025 twice for an additional six-month term each. (6) On July 19, 2022, the Company made a $20.0 million repayment on this facility. (7) We own 51% of the ownership interest in the consolidated joint venture that owns the Hollywood Media Portfolio. The joint venture holds a $1.1 billion mortgage loan secured by the Hollywood Media Portfolio. The Company purchased bonds comprising the loan in the amount of $209.8 million. (8) The effective interest rate on the loan is LIBOR + 1.17% until August 9, 2022, at which time the effective interest rate will decrease to LIBOR + 0.99%. (9) Includes the option to extend the initial maturity date of August 9, 2023 three times for an additional one-year term each. (10) Includes the option to extend the initial maturity date of December 18, 2023 twice for an additional six-month term each. (11) We own 55% of the ownership interest in the consolidated joint venture that owns the 1918 Eighth property. This loan has an initial interest rate of LIBOR plus 1.30% per annum and is interest-only through the five-year term. (12) We own 55% of the ownership interest in the consolidated joint venture that owns Hill7. This loan bears interest only at 3.38% until November 6, 2026, at which time the interest rate will increase and monthly debt service will include principal payments with a balloon payment at maturity. The balance at maturity above excludes principal amortization. (13) We own 75% of the ownership interest in the consolidated joint venture that owns One Westside and 10850 Pico. The joint venture has, in substance, defeased the debt by purchasing U.S. Government securities, which are intended to generate cash flows to fund loan obligations through the early prepayment date of the debt. Monthly debt service includes debt amortization payments based on a ten-year amortization schedule with a balloon payment at maturity. (14) This loan was repaid in full on July 1, 2022. (15) This amount relates to debt attributable to Allianz U.S. Private REIT LP (“Allianz”), our partner in the joint venture that owns Ferry Building. The maturity date may be extended twice for an additional two-year term each. (16) Includes the option to extend the initial maturity date of October 9, 2028 twice for an additional two-year term each. (17) We own 20% of the ownership interest in the unconsolidated real estate investment that owns Bentall Centre. The loan was transacted in CAD. The principal balance is shown in USD using the foreign currency exchange rate as of June 30, 2022. The interest on the full amount has been effectively capped at 6.31% per annum through the use of an interest rate cap. (18) We own 50% of the ownership interest in the unconsolidated real estate investment that owns the Sunset Glenoaks Studios development. This loan has an initial interest rate of SOFR plus 3.10% per annum and is interest-only through its term. The total capacity of the loan is $100.6 million. As of June 30, 2022, we have $85.5 million undrawn.

Page 22 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Capital Structure As of June 30, 2022 | Unaudited, in thousands, except share data and percentages Shares/Units Aggregate Principal Amount or $ Equivalent Unsecured revolving credit facility $ 485,000 Unsecured private placement 625,000 Unsecured registered senior notes 1,300,000 Secured debt 1,744,200 Total Consolidated unsecured and secured debt(1) $ 4,154,200 Add: Series A preferred units 392,598 9,815 Total Consolidated debt(1) $ 4,164,015 Less: Cash and cash equivalents (266,538) Total Consolidated debt, net(1) $ 3,897,477 Add: Company’s share of unconsolidated real estate entities’ debt(2) 110,206 Less: Partners’ share of consolidated debt(3) (793,564) Less: Company’s share of unconsolidated real estate entities’ cash and cash equivalents(2) (9,454) Add: Partners’ share of cash and cash equivalents(3) 60,254 Company’s share of debt, net(1) $ 3,264,919 EQUITY Series C cumulative redeemable preferred stock 17,000,000 $ 425,000 Common stock 141,609,336 2,101,483 Operating partnership units 1,846,264 27,399 Restricted stock and units 1,199,718 17,804 Dilutive shares(1) 1,557,950 23,120 TOTAL EQUITY 163,213,268 $ 2,594,806 (4) CONSOLIDATED MARKET CAPITALIZATION(1) $ 6,758,821 COMPANY’S SHARE OF MARKET CAPITALIZATION(1) $ 6,075,463 CONSOLIDATED DEBT, NET/CONSOLIDATED MARKET CAPITALIZATION 57.7 % COMPANY’S SHARE OF DEBT, NET/COMPANY’S SHARE OF MARKET CAPITALIZATION 53.7% (1) See definitions starting on page 53. (2) Amount is calculated based on our percentage ownership interest in the unconsolidated joint venture entities. Amounts denominated in CAD and GBP have been converted to USD using the foreign currency exchange rates as of June 30, 2022. (3) Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. (4) Value of common stock, operating partnership units, restricted stock and units and dilutive shares is calculated based on June 30, 2022 closing price of $14.84 per share of common stock.

Page 23 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Unsecured and Secured Debt Maturities, Composition and Covenant Compliance Unaudited, in thousands DEBT COMPOSITION Weighted Average Amount % of Total Debt Interest Rate(4) Years to Maturity COMPANY’S SHARE OF SECURED AND UNSECURED DEBT(1) Unsecured debt $2,410,000 69.4% 3.8% 5.2 Secured debt(5) 1,060,842 30.6% 2.8% 3.4 TOTAL $3,470,842 100.0% 4.7 COMPANY’S SHARE OF FLOATING AND FIXED-RATE DEBT Floating-rate debt $1,197,292 34.5% 2.4% 3.7 Fixed-rate debt(5)(6)) 2,273,550 65.5% 4.1% 5.2 TOTAL $3,470,842 100.0% 4.7 Weighted average stated interest rate(4) 3.5% GAAP effective rate including unamortized deferred financing costs and loan discounts/premiums(7) 3.8% DEBT COVENANT COMPLIANCE Covenant Actual Performance UNSECURED REVOLVING CREDIT FACILITY, TERM LOAN AND PRIVATE PLACEMENT(8) Total liabilities to total asset value ≤ 60% 41.9% Unsecured indebtedness to unencumbered asset value ≤ 60% 39.2% Adjusted EBITDA to fixed charges ≥ 1.5x 3.4x Secured indebtedness to total asset value ≤ 45% 18.8% Unencumbered NOI to unsecured interest expense ≥ 2.0x 3.7x UNSECURED REGISTERED SENIOR NOTES(9) Debt to total assets ≤ 60% 44.6% Total unencumbered assets to unsecured debt ≥ 150% 255.2% Consolidated income available for debt service to annual debt service charge ≥ 1.5x 3.7x Secured debt to total assets ≤ 45% 19.4%

Page 24 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (1) Maturity dates include the effect of extension options. Includes the Company’s Share of principal amortization and maturities, based on contractual maturity dates, excluding: (i) in- substance defeased debt related to One Westside and 10850 Pico, (ii) unamortized deferred financing costs and loan discounts/premiums, and (iii) debt due to Allianz, our partner in the joint venture that owns Ferry Building. The Bentall Centre loan was transacted in CAD; the amounts reflected are shown in USD using the foreign currency exchange rate as of June 30, 2022. (2) Includes the option to extend the initial maturity date of December 18, 2023 with respect to the One Westside and 10850 Pico loan twice for an additional six-month term each. (3) Includes the option to extend the initial maturity date of August 9, 2023 with respect to the $351.2 million Hollywood Media Portfolio loan. This loan has an initial term of two years from the first payment date with three one-year extension options, subject to certain requirements. Also, reflected is the extension of the initial maturity date of December 25, 2025 with respect to the unsecured revolving credit facility twice for an additional six-month term each. (4) Rates as of June 30, 2022 include fixed-rate loans and variable-rate loans with effective fixed-rate as a result of derivative instruments on the full principal balance. Interest rate with respect to indebtedness is calculated on the basis of a 360-day year for the actual days elapsed. Interest rate for the unsecured revolving credit facility includes the LIBOR rate as of June 30, 2022. (5) We own 51% of the ownership interest in the consolidated joint venture that owns the Hollywood Media Portfolio. The interest rate on a portion of the outstanding loan balance has been effectively fixed through the use of interest rate swaps under the first payments approach. As of June 30, 2022, the LIBOR component of the interest rate was fixed at 1.43% with respect to $125.0 million of the loan secured by the Hollywood Media Portfolio. Additionally, the interest on the full principal amount has been effectively capped at 4.67% per annum through the use of an interest rate cap. (6) Includes instruments of fixed-rate debt and effective fixed-rate debt as a result of derivative instruments on the full principal balance. (7) Rates are as of June 30, 2022 and include deferred financing costs and loan discounts/premiums. (8) In November 2015 and July 2016, the operating partnership entered into private placement of debt. In March 2018, the operating partnership entered into an amended and restated credit agreement (the “Facility”), which modified terms related to its unsecured revolving credit facility and term loans. The table summarizes the existing covenants of these agreements and their covenant levels, when considering the most restrictive terms. The covenant and actual performance metrics above represent terms and definitions reflected in the Facility based on the financial results as of June 30, 2022. As of June 30, 2022, the operating partnership was in compliance with both the prior amended and restated credit agreements and the Facility. (9) On October 2017, the operating partnership completed an underwritten public offering of senior notes (the “3.95% Senior Notes”). On February 27, 2019, the operating partnership completed an underwritten public offering of $350.0 million of 4.65% Senior Notes, which were issued at 98.663% of par. On June 14, 2019, the operating partnership completed an underwritten public offering of $150.0 million of additional 4.65% Senior Notes, which were issued at a premium at 103.544% of par. On October 3, 2019, the operating partnership completed an underwritten public offering of $400.0 million of 3.25% Senior Notes, which were issued at 99.268% of par. The covenant and actual performance metrics above represent terms and definitions reflected in the indentures governing the 3.95% Senior Notes, 4.65% Senior Notes and 3.25% Senior Notes based on the financial results as of June 30, 2022. As of June 30, 2022, the operating partnership was in compliance with such indentures. Unsecured and Secured Debt Maturities, Composition and Covenant Compliance (continued)

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Operational and Portfolio Information

Page 26 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 In-Service Office Properties(1) Submarket Square Feet(2) Percent Occupied(3) Percent Leased(3) Annualized Base Rent(4) Annualized Base Rent Per Square Foot(4) SAME-STORE(5) Vancouver, British Columbia Bentall Centre(6) Downtown Vancouver 1,507,814 94.4% 95.7% $ 42,121,125 $ 29.60 Subtotal 1,507,814 94.4 95.7 42,121,125 29.60 Greater Seattle, Washington Met Park North Denny Triangle 189,511 100.0 100.0 5,685,562 30.00 Hill7(7) Denny Triangle 285,310 99.6 99.6 11,612,252 40.87 1918 Eighth(7) Denny Triangle 668,888 99.6 100.0 25,524,145 38.31 450 Alaskan Pioneer Square 171,026 99.5 99.5 7,104,282 41.75 411 First Pioneer Square 163,668 57.0 57.0 3,563,255 38.23 505 First Pioneer Square 288,495 35.9 35.9 3,600,752 34.75 83 King Pioneer Square 184,055 69.2 69.2 5,595,214 43.95 Subtotal 1,950,953 83.8 83.9 62,685,462 38.36 San Francisco Bay Area, California 1455 Market(7) San Francisco 1,034,235 97.0 97.0 53,895,275 53.73 275 Brannan San Francisco 57,120 100.0 100.0 4,830,939 84.58 625 Second San Francisco 138,354 56.2 56.2 5,306,934 68.30 875 Howard(8) San Francisco 191,201 96.8 96.8 14,707,845 79.43 901 Market San Francisco 206,697 88.3 88.3 12,809,028 70.22 Rincon Center(9) San Francisco 533,362 97.5 97.5 32,806,715 63.08 Ferry Building(7) San Francisco 266,592 98.1 98.1 23,208,459 88.74 Towers at Shore Center Redwood Shores 335,306 94.6 95.1 23,192,849 73.14 Shorebreeze Redwood Shores 230,931 82.1 95.1 12,371,209 65.24 555 Twin Dolphin Redwood Shores 200,706 87.1 88.2 11,253,591 64.35 Palo Alto Square(10) Palo Alto 317,874 90.3 96.8 27,444,583 95.62 3176 Porter Palo Alto 42,899 100.0 100.0 3,446,506 80.34 3400 Hillview Palo Alto 207,857 100.0 100.0 15,339,847 73.80 Clocktower Square Palo Alto 100,655 100.0 100.0 9,152,838 90.93 Foothill Research Center Palo Alto 195,121 93.6 93.6 13,884,866 76.01 Page Mill Center(11) Palo Alto 94,539 82.4 82.4 6,423,270 82.41 Page Mill Hill Palo Alto 178,179 89.4 94.8 11,910,756 74.74 Gateway North San Jose 611,132 77.9 80.0 21,317,286 44.80 1740 Technology North San Jose 215,857 95.4 100.0 9,099,629 44.20 Concourse North San Jose 945,625 83.9 87.7 33,481,467 42.22 Metro Plaza(12) North San Jose 421,099 86.2 86.4 16,378,161 45.14 Skyport Plaza North San Jose 418,667 96.1 96.1 16,187,424 40.24 Techmart Santa Clara 284,853 75.2 85.1 10,770,689 50.29 Subtotal 7,228,861 89.7 91.8 389,220,166 60.06

Page 27 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 In-Service Office Properties(1) (continued) Submarket Square Feet(2) Percent Occupied(3) Percent Leased(3) Annualized Base Rent(4) Annualized Base Rent Per Square Foot(4) Los Angeles, California 6040 Sunset(13) Hollywood 114,958 100.0 100.0 6,805,309 59.20 ICON(13) Hollywood 326,792 100.0 100.0 20,679,184 63.28 CUE(13) Hollywood 94,386 100.0 100.0 5,867,379 62.16 EPIC(13) Hollywood 301,127 100.0 100.0 21,861,820 72.60 Fourth & Traction Downtown Los Angeles 131,701 100.0 100.0 5,819,433 44.19 Maxwell Downtown Los Angeles 102,963 100.0 100.0 4,783,165 46.46 604 Arizona West Los Angeles 44,260 100.0 100.0 3,352,098 75.74 3401 Exposition West Los Angeles 63,376 100.0 100.0 3,133,368 49.44 10900 Washington West Los Angeles 9,919 100.0 100.0 499,918 50.40 10950 Washington West Los Angeles 159,198 100.0 100.0 7,947,425 49.92 11601 Wilshire West Los Angeles 498,346 90.4 94.5 21,690,311 48.16 Element LA West Los Angeles 284,037 100.0 100.0 18,399,922 64.78 Subtotal 2,131,063 97.7 98.7 120,839,332 58.01 Total same-store 12,818,691 90.7 92.2 614,866,085 52.91 NON-SAME-STORE Greater Seattle, Washington 5th & Bell Denny Triangle 197,136 99.0 99.0 7,068,644 36.20 Subtotal 197,136 99.0 99.0 7,068,644 36.20 San Francisco Bay Area, California 333 Twin Dolphin Redwood Shores 183,118 92.7 95.5 10,623,268 62.56 Subtotal 183,118 92.7 95.5 10,623,268 62.56 Los Angeles, California Harlow(13) Hollywood 129,931 100.0 100.0 7,760,741 59.73 One Westside(14) West Los Angeles 584,000 100.0 100.0 36,211,200 62.01 Subtotal 713,931 100.0 100.0 43,971,941 61.59 Total non-same-store 1,094,185 98.6 99.1 61,663,853 57.15 Total Stabilized 13,912,876 91.3 92.7 676,529,938 53.27 LEASE-UP San Francisco Bay Area, California Metro Center Foster City 726,191 81.0 83.6 35,936,830 61.13 Subtotal 726,191 81.0 83.6 35,936,830 61.13 Total lease-up 726,191 81.0 83.6 35,936,830 61.13 TOTAL IN-SERVICE 14,639,067 90.8% 92.3% $ 712,466,768 $ 53.62 (15)

Page 28 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (1) In-service office excludes the land, repositioning, redevelopment, development and held for sale properties described on pages 32 and 33. We define lease-up properties as office properties that have not yet reached 92.0% occupancy since the date acquired or placed under redevelopment or development. (2) Square footage for office properties determined by management based upon estimated leasable square feet, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to re-measurement or re-leasing. (3) Percent occupied for office properties is calculated as (i) square footage under commenced leases as of June 30, 2022, divided by (ii) total square feet, expressed as a percentage. Percent leased for office properties includes uncommenced leases. (4) Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of June 30, 2022, by (ii) 12. Annualized base rent per square foot for the office properties is calculated as (i) annualized base rent divided by (ii) square footage under commenced leases as of June 30, 2022. Annualized base rent does not reflect tenant reimbursements. (5) Defined as all properties owned and included in our stabilized office portfolio as of April 1, 2021 and still owned and included in the stabilized office portfolio as of June 30, 2022. (6) We own 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre. Annualized base rent and rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2022. (7) We own 55% of the ownership interest in the consolidated joint ventures that own Hill7, 1918 Eighth, 1455 Market, and Ferry Building. (8) 96,240 square feet at 875 Howard previously occupied by Burlington Coat Factory was taken off-line for repositioning as of first quarter 2022 for the purposes of conversion to a combination of office and ground floor retail space. (9) 20,047 square feet at Rincon Center was taken off-line for repositioning as of third quarter 2019. An additional 1,935 square feet was taken off-line for repositioning as of third quarter 2020, and an additional 14,923 square feet was taken off-line for repositioning as of fourth quarter 2020. The total repositioning space was re-measured during fourth quarter 2020 to 36,905 square feet. (10) 12,740 square feet at Palo Alto Square was taken off-line for repositioning as of second quarter 2021. (11) 63,201 square feet at Page Mill Center was taken off-line for repositioning as of first quarter 2020. This space was re-measured during second quarter 2020 to 64,038 square feet. An additional 15,018 square feet was take off-line for repositioning as of third quarter 2020. (12) 17,624 square feet at Metro Plaza was taken off-line for repositioning as of fourth quarter 2019. An additional 30,851 square feet was taken off-line for repositioning as of first quarter 2020. The total repositioning space was re-measured during third quarter 2020 to 61,066 square feet. As of second quarter 2022, 50,847 square feet remains in repositioning. (13) We own 51% of the ownership interest in the consolidated joint venture that owns 6040 Sunset, ICON, CUE, EPIC and Harlow. (14) The entire premises was delivered for construction of tenant improvements to Google, Inc. during fourth quarter 2021. Monthly base rent payments are anticipated to commence during third quarter 2022 with base rent abatements from the second through ninth month following rent commencement. Upon second quarter 2023 stabilization, estimated yields will range between 8.00% - 8.25% based on total estimated project costs in the range of $500.0 - $525.0 million. We own 75% of the ownership interest in the consolidated joint venture that owns One Westside. (15) Included as part of total in-service occupied and leased square footage is 58,237 square feet of existing leases that have been amended or signed as of second quarter 2022 to pay percent rent in lieu of base rent. Excluding the impact of these tenants, the annualized base rent per square foot is $53.85. In-Service Office Properties(1) (continued)

Page 29 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 In-Service Office Properties by Location(1) For footnotes (1), (2), (3) and (4) above refer to the descriptions on page 28. (5) Annualized base rent and rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2022. Properties Square Feet(2) Occupied Square Feet Percent Occupied(3) Leased Square Feet Percent Leased(3) Annualized Base Rent(4) Annualized Base Rent Per Square Foot(4) STABILIZED Vancouver, British Columbia Downtown Vancouver(5) 1 1,507,814 1,422,934 94.4% 1,443,198 95.7% $ 42,121,125 $ 29.60 Subtotal 1 1,507,814 1,422,934 94.4 1,443,198 95.7 42,121,125 29.60 Greater Seattle, Washington Denny Triangle 4 1,340,845 1,335,166 99.6 1,337,732 99.8 49,890,603 37.37 Pioneer Square 4 807,244 494,319 61.2 494,319 61.2 19,863,503 40.18 Subtotal 8 2,148,089 1,829,485 85.2 1,832,051 85.3 69,754,106 38.13 San Francisco Bay Area, California San Francisco 7 2,427,561 2,287,045 94.2 2,287,045 94.2 147,565,195 64.52 Redwood Shores 4 950,061 851,394 89.6 890,401 93.7 57,440,917 67.47 Palo Alto 7 1,137,124 1,058,393 93.1 1,088,469 95.7 87,602,666 82.77 North San Jose 5 2,612,380 2,239,810 85.7 2,299,910 88.0 96,463,967 43.07 Santa Clara 1 284,853 214,170 75.2 242,552 85.1 10,770,689 50.29 Subtotal 24 7,411,979 6,650,812 89.7 6,808,377 91.9 399,843,434 60.12 Los Angeles, California Hollywood 5 967,194 967,194 100.0 967,194 100.0 62,974,433 65.11 West Los Angeles 7 1,643,136 1,595,160 97.1 1,615,500 98.3 91,234,242 57.19 Downtown Los Angeles 2 234,664 234,664 100.0 234,664 100.0 10,602,598 45.18 Subtotal 14 2,844,994 2,797,018 98.3 2,817,358 99.0 164,811,273 58.92 Total Stabilized 47 13,912,876 12,700,249 91.3 12,900,984 92.7 676,529,938 53.27

Page 30 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 In-Service Office Properties by Location(1) (continued) Properties Square Feet(2) Occupied Square Feet Percent Occupied(3) Leased Square Feet Percent Leased(3) Annualized Base Rent(4) Annualized Base Rent Per Square Foot(4) LEASE-UP San Francisco Bay Area, California Foster City 1 726,191 587,912 81.0 607,042 83.6 35,936,830 61.13 Subtotal 1 726,191 587,912 81.0 607,042 83.6 35,936,830 61.13 Total Lease-up 1 726,191 587,912 81.0 607,042 83.6 35,936,830 61.13 TOTAL IN-SERVICE 48 14,639,067 13,288,161 90.8% 13,508,026 92.3% $ 712,466,768 $ 53.62 (6) For footnotes (1), (2), (3) and (4) above refer to the descriptions on page 28. (6) Included as part of total in-service occupied and leased square footage is 58,237 square feet of existing leases that have been amended or signed as of second quarter 2022 to pay percent rent in lieu of base rent. Excluding the impact of these tenants, the annualized base rent per square foot is $53.85.

Page 31 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (1) Percent leased for same-store studio is the average percent leased for the 12 months ended June 30, 2022. (2) Annual base rent for same-store studio reflects actual base rent for the 12 months ended June 30, 2022, excluding tenant reimbursements. (3) Annual base rent per leased square foot for same-store studio calculated as (i) annual base rent divided by (ii) square footage under lease as of June 30, 2022. (4) 6,650 square feet located at Sunset Gower Studios was taken off-line for repositioning. (5) 18,594 square feet located at Sunset Las Palmas Studios was taken off-line for repositioning. (6) Same-store studio defined as all studios owned and included in our portfolio as of January 1, 2021 and still owned and included in our portfolio as of June 30, 2022. We own 51% of the ownership interest in the consolidated joint venture that owns Sunset Bronson Studios, Sunset Gower Studios and Sunset Las Palmas Studios. (7) Does not include 241,000 square feet related to Sunset Glenoaks Studios which is under construction as of first quarter 2022. We own 50% of the ownership interest in the unconsolidated joint venture that owns Sunset Glenoaks Studios. See page 35 for more information. Square Feet Percent of Total Percent Leased(1) Annual Base Rent(2) Annual Base Rent Per Leased Square Foot(3) Sunset Gower Studios(4) 556,401 45.2% 81.9% $ 20,602,930 $ 45.22 Sunset Bronson Studios 308,026 25.0 89.7 10,268,652 37.17 Sunset Las Palmas Studios(5) 366,027 29.7 82.5 15,343,480 51.53 Total same-store studio(6) 1,230,454 100.0% 84.0% $ 46,215,063 $ 44.70 TOTAL STUDIO(7) 1,230,454 100.0 % Studio Properties

Page 32 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Land Properties (1) Square footage for land properties represents management’s estimate of developable square footage, the majority of which remains subject to entitlement approvals that have not yet been obtained. (2) We own 35% of the of the ownership interest in the unconsolidated joint venture that owns Sunset Waltham Cross Studios. (3) We own 20% of the ownership interest in the unconsolidated joint venture that owns Burrard Exchange. The construction of Burrard Exchange may require the demolition of certain retail square footage. (4) Square footage represents condominium rights to build a fully entitled 16-story office tower. (5) Square footage for Sunset Bronson Studios Lot D—Development represents management’s estimate of developable square footage for 33 residential units. (6) We own 51% of the ownership interest in the consolidated joint venture that owns Sunset Bronson Studios, Sunset Gower Studios and Sunset Las Palmas Studios. (7) Estimated square footage for Sunset Gower Studios—Development is net of 130,169 square feet of anticipated demolition in connection with the development. Submarket Square Feet(1) Percent of Total Greater London, UK Sunset Waltham Cross Studios(2) Broxbourne 1,167,347 28.3 % Subtotal 1,167,347 28.3 % Vancouver, British Columbia Burrard Exchange(3) Downtown Vancouver 450,000 10.9 % Subtotal 450,000 10.9 % Greater Seattle, Washington Washington 1000(4) Denny Triangle 546,000 13.2 % Subtotal 546,000 13.2 % San Francisco Bay Area, California Cloud10 North San Jose 350,000 8.5 % Subtotal 350,000 8.5 % Los Angeles, California Sunset Bronson Studios Lot D—Development(5)(6) Hollywood 19,816 0.5 % Sunset Gower Studios—Development(6)(7) Hollywood 478,845 11.6 % Sunset Las Palmas Studios—Development(6) Hollywood 617,581 14.9 % Element LA—Development West Los Angeles 500,000 12.1 % Subtotal 1,616,242 39.1 % TOTAL LAND 4,129,589 100.0%

Page 33 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Repositioning, Redevelopment, Development and Held For Sale Properties(1) Estimated Square Feet(2) Occupied Square Feet Percent Occupied(3) Leased Square Feet Percent Leased(3) Annualized Base Rent(4) Annualized Base Rent Per Square Foot(4)Submarket REPOSITIONING(5) Greater Seattle, Washington 95 Jackson(6) Pioneer Square 35,905 — — % — — % $ — $ — Subtotal 35,905 — — — — — — San Francisco Bay Area, California 875 Howard(7) San Francisco 96,240 — — — — — — Rincon Center(8) San Francisco 36,905 — — — — — — Page Mill Center(9) Palo Alto 79,056 — — — — — — Palo Alto Square(10) Palo Alto 12,740 — — — — — — Metro Plaza(11) North San Jose 50,847 — — 10,453 20.6 — — Subtotal 275,788 — — 10,453 3.8 — — Los Angeles, California 10850 Pico(12) West Los Angeles 96,322 — — — — — — Sunset Gower Studios(13) Hollywood 6,650 — — — — — — Sunset Las Palmas Studios(13) Hollywood 18,594 — — — — 6,000 — Subtotal 121,566 — — — — 6,000 — Total repositioning 433,259 — — 10,453 2.4 6,000 — DEVELOPMENT Los Angeles, California Sunset Glenoaks Studios(14) Los Angeles 241,000 — — — — — — Subtotal 241,000 — — — — — — Total development 241,000 — — — — — — HELD-FOR-SALE Greater Seattle, Washington Northview Center Lynnwood 179,985 125,083 69.5 146,233 81.2 3,031,585 24.24 Subtotal 179,985 125,083 69.5 146,233 81.2 3,031,585 24.24 San Francisco Bay Area, California Skyway Landing Redwood Shores 246,997 99,570 40.3 99,570 40.3 5,704,132 57.29 Subtotal 246,997 99,570 40.3 99,570 40.3 5,704,132 57.29 Los Angeles, California 6922 Hollywood Hollywood 205,189 147,388 71.8 147,388 71.8 7,795,314 52.89 Del Amo Torrance 113,000 — — — — — — Subtotal 318,189 147,388 46.3 147,388 46.3 7,795,314 52.89 Total held-for-sale 745,171 372,041 49.9 393,191 52.8 16,531,031 44.43 TOTAL REPOSITIONING, REDEVELOPMENT, DEVELOPMENT AND HELD-FOR-SALE 1,419,430 372,041 26.2% 403,644 28.4% $ 16,537,031 $ 44.45

Page 34 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (1) Excludes in-service office, studio and land properties with exception of land properties held for sale (see pages 27, 31 and 32). (2) Square footage determined by management based upon estimated leasable square footage, which may be less or more than the Building Owners and Managers Association, or BOMA, rentable area. Square footage may change over time due to re-measurement or re-leasing. (3) Percent occupied for office properties is calculated as (i) square footage under commenced leases as of June 30, 2022, divided by (ii) total square feet, expressed as a percentage. Percent leased for office properties includes uncommenced leases. Percent leased for studio properties is the average percent leased for the 12 months ended June 30, 2022. (4) Rent data for our office properties is presented on an annualized basis. Annualized base rent for office properties is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of June 30, 2022, by (ii) 12. Annualized base rent per square foot for office properties is calculated as (i) annualized base rent divided by (ii) square footage under commenced lease as of June 30, 2022. Annualized base rent does not reflect tenant reimbursements. Annual base rent for studio properties reflects actual base rent for the 12 months ended June 30, 2022, excluding tenant reimbursements. (5) Reclassification of a portion of an asset for purposes of improving its quality and value through investment of significant capital, resulting in substantial down time in occupancy. (6) 35,905 square feet at 95 Jackson was taken off-line for repositioning as of first quarter 2021. (7) 96,240 square feet at 875 Howard previously occupied by Burlington Coat Factory was taken off-line for repositioning as of first quarter 2022 for the purposes of conversion to a combination of office and ground floor retail space. (8) 20,047 square feet at Rincon Center was taken off-line for repositioning as of third quarter 2019. An additional 1,935 square feet was taken off-line for repositioning as of third quarter 2020, and an additional 14,923 square feet was taken off-line for repositioning as of fourth quarter 2020. The total repositioning space was re-measured during fourth quarter 2020 to 36,905 square feet. (9) 63,201 square feet at Page Mill Center was taken off-line for repositioning as of first quarter 2020. This space was re-measured during second quarter 2020 to 64,038 square feet. An additional 15,018 square feet was taken off-line for repositioning as of third quarter 2020. (10) 12,740 square feet at Palo Alto Square was taken off-line for repositioning as of second quarter 2021. (11) 17,624 square feet at Metro Plaza was taken off-line for repositioning as of fourth quarter 2019. An additional 30,851 square feet was taken off-line for repositioning as of first quarter 2020. The total repositioning space was re-measured during third quarter 2020 to 61,066 square feet. As of second quarter 2022, 50,847 square feet remains in repositioning. (12) We own 75% of the ownership interest in the consolidated joint venture that owns 10850 Pico. 40,337 square feet at 10850 Pico was taken off-line for repositioning as of first quarter 2020. An additional 10,737 square feet was taken off-line for repositioning as of first quarter 2021. The total repositioning space was re-measured during first quarter 2021 to 51,409 square feet. An additional 44,913 square feet at 10850 Pico was taken off-line for repositioning as of second quarter 2022. (13) We own 51% of the ownership interest in the consolidated joint venture that owns Sunset Las Palmas Studios and Sunset Gower Studios. (14) We own 50% of the ownership interest in the unconsolidated joint venture that owns Sunset Glenoaks Studios. Repositioning, Redevelopment, Development and Held For Sale Properties(1) (continued)

Page 35 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Under Construction and Future Development Projects Unaudited, in thousands, except square feet (1) Project costs exclude interest costs capitalized in accordance with Accounting Standards Codification (“ASC”) 835-20-50-1, personnel costs capitalized in accordance with ASC 970-360-25 and operating expenses capitalized in accordance with ASC 970-340. (2) Based on issuance of building permit or equivalent. (3) Based on receipt of a temporary certificate of occupancy or equivalent. (4) Based on management’s estimate of stabilized occupancy (92.0%). Occupancy for stabilization purposes defined as the commencement of base rental payments (defined as cash base rents (after abatements)). Estimated Construction Period Project Costs(1) Submarket Start Date(2) Estimated Completion Date(3) Estimated Stabilization Date(4) Estimated Square Feet(5) Total % Leased Project Costs as of 6/30/22 Total Estimated Project Costs Estimated Initial Stabilized Yield on Project Costs(6) UNDER CONSTRUCTION Sunset Glenoaks Studios(7) Los Angeles Q4-2021 Q3-2023 Q2-2024 241,000 —% $ 54,601 (8) $190,000- $200,000 (8) 7.50%-8.00% Washington 1000 Denny Triangle Q2-2022 Q1-2024 Q1-2026 546,000 —% $ 120,984 (9) $340,000- $360,000 (9) 7.50%-8.00% Total under construction 787,000 $ 175,585 FUTURE DEVELOPMENT PIPELINE Burrard Exchange(10) Downtown Vancouver TBD TBD TBD 450,000 N/A $ 4,088 TBD TBD Sunset Waltham Cross Studios(11) Broxbourne TBD TBD TBD 1,167,347 N/A $ 174,602 (11) TBD TBD Sunset Gower Studios— Development(12)(13) Hollywood TBD TBD TBD 478,845 N/A $ 7,716 TBD TBD Sunset Las Palmas Studios—Development(12) Hollywood TBD TBD TBD 617,581 N/A $ 24,384 (14) TBD TBD Cloud10 North San Jose TBD TBD TBD 350,000 N/A $ 14,272 (15) TBD TBD Element LA—Development West Los Angeles TBD TBD TBD 500,000 N/A N/A TBD TBD Sunset Bronson Studios Lot D—Development(12) Hollywood TBD TBD TBD 19,816 N/A N/A TBD TBD Total future development 3,583,589 TOTAL 4,370,589

Page 36 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (5) Square footage for office properties determined by management based upon estimated leasable square footage, which may be less or more than the Building Owners and Managers Association (BOMA) rentable area. Square footage may change over time due to re-measurement or re-leasing. Square footage for land properties represents management’s estimate of developable square footage, the majority of which remains subject to entitlement approvals not yet obtained. (6) Estimated initial stabilized yield on project costs calculated as the quotient of the estimated NOI and our investment in the property once the project has reached stabilization and initial rental concessions, if any, have elapsed. Our estimated initial stabilized yield excludes the impact of leverage. Our cash rents related to our value creation projects are expected to increase over time and our average cash yields are expected, in general, to be greater than our estimated initial stabilized yields on a cash basis. Our estimates for initial cash yields and total costs at completion represent our current estimates, which may be updated upon completion of the project or sooner if there are significant changes to the expected project yields or costs. We caution against placing undue reliance on the estimated initial stabilized yields because they are based solely on our estimates, using data available to us throughout the development process. The amount of total investment required to reach stabilized occupancy may differ substantially from our estimates due to various factors. We can provide no assurance that the actual initial stabilized yields will be consistent with the estimated initial stabilized yields set forth herein. (7) We own 50% of the ownership interest in the unconsolidated joint venture that owns Sunset Glenoaks Studios. (8) Total estimated project costs for Sunset Glenoaks Studios include $28.8 million for land and acquisition costs. (9) Total estimated project costs for Washington 1000 includes $85.6 million for land and acquisition costs. (10) We own 20% of the ownership interest in the unconsolidated joint venture that owns Burrard Exchange. Amounts reflected have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2022. (11) We own 35% of the ownership interest in the unconsolidated joint venture that owns Sunset Waltham Cross Studios. Project costs as of June 30, 2022 for Sunset Waltham Cross Studios include $158.0 million for land and acquisition costs. Amounts reflected have been converted from GBP to USD using the foreign currency exchange rate as of June 30, 2022. (12) We own 51% of the ownership interest in the consolidated joint venture that owns Sunset Bronson Studios, Sunset Gower Studios and Sunset Las Palmas Studios. (13) Estimated square footage for Sunset Gower Studios—Development is net of 130,169 square feet of anticipated demolition in connection with the development. (14) Project costs as of June 30, 2022 for Sunset Las Palmas Studios—Development include $20.8 million for management’s estimate of allocated land and acquisition costs. (15) Project costs as of June 30, 2022 for Cloud10 include $10.5 million for management’s estimate of allocated land and acquisition costs. Under Construction and Future Development Projects (continued)

Page 37 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Recently Completed, Under Construction and Planned Project Images (1) Square footage for office properties determined by management based upon estimated leasable square footage, which may be less or more than the Building Owners and Managers Association (BOMA) rentable area. Square footage may change over time due to re-measurement or re-leasing. Square footage for land properties represents management’s estimate of developable square footage, the majority of which remains subject to entitlement approvals not yet obtained. Recently Completed Under Construction Planned Sunset Waltham Cross Studios | Development (Broxbourne) 1,167,347(1) SF | Completion TBD Single or Multi-Tenant EPIC | Development Los Angeles (Hollywood) 301,127 SF | Completed 4Q19 Single Tenant (Netflix, Inc.) Harlow | Development Los Angeles (Hollywood) 129,931 SF | Completed 3Q20 Single Tenant (Company 3 Method, Inc.) One Westside | Redevelopment Los Angeles (West Los Angeles) 584,000 SF | Completed 4Q21 Single Tenant (Google, Inc.) Cloud10 | Development Silicon Valley (North San Jose) 350,000(1) SF | Completion TBD Single Tenant (Build-to-Suit) Sunset Gower Studios | Development Los Angeles (Hollywood) 478,845(1) SF | Completion TBD Single or Multi-Tenant Washington 1000 | Development Seattle (Denny Triangle) 546,000(1) SF | Completion 1Q24 Single or Multi-Tenant Burrard Exchange Vancouver (Downtown) 450,000(1) SF | Completion TBD Single or Multi-Tenant Sunset Glenoaks Studios | Development Los Angeles (Los Angeles) 241,000(1) SF | Completion 3Q23 Single or Multi-Tenant

Page 38 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Office Tenant Industry Diversification(1) INDUSTRY DIVERSIFICATION Company’s Share Industry Square Feet(2)(3) Annualized Base Rent as Percent of Total Square Feet(2)(4) Annualized Base Rent as Percent of Total Technology 5,046,538 38.9% 4,347,805 40.8 % Media and Entertainment 1,874,931 15.9 1,340,417 13.7 Legal 750,094 7.1 684,835 8.3 Business Services 1,114,059 (5) 7.8 829,118 (6) 7.5 Retail 1,427,115 (7) 7.8 1,083,624 (8) 7.2 Financial Services 1,058,182 7.4 763,340 7.0 Other 824,708 5.9 665,054 6.4 Real Estate 506,364 3.0 276,707 2.4 Healthcare 226,687 1.9 216,411 2.2 Insurance 253,341 1.6 194,007 1.6 Educational 112,763 1.0 107,741 1.2 Government 202,156 1.1 158,775 1.1 Advertising 60,075 0.6 55,656 0.6 TOTAL 13,457,013 100.0% 10,723,490 100.0% (1) Industries and sectors are determined by management using Thompson Reuters Business Classification and are presented in order of Company’s Share of annualized base rent. (2) Excludes signed leases not commenced. (3) Excludes 203,189 square feet occupied by the Company. (4) Excludes 181,687 square feet occupied by the Company. (5) Includes 493,771 square feet occupied by co-working tenants (represents 3.4% of total annualized base rent). (6) Includes 298,915 square feet occupied by co-working tenants (represents 2.6% of the Company’s Share of total annualized base rent). (7) Includes 351,490 square feet of storefront retail (represents 1.9% of total annualized base rent). (8) Includes 304,617 square feet of storefront retail (represents 2.0% of the Company’s Share of total annualized base rent). TECHNOLOGY DIVERSIFICATION Company’s Share Sector Square Feet(2) Annualized Base Rent as Percent of Total Square Feet(2) Annualized Base Rent as Percent of Total Online services 1,640,118 39.0% 1,408,468 39.5 % Software 1,230,730 22.4 1,170,868 24.4 Computer hardware and technology equipment 961,404 15.2 926,507 17.0 Business support services 715,124 13.7 501,068 11.4 Other 424,403 8.0 273,618 5.9 Biotechnology, healthcare and medical research 52,553 1.3 52,553 1.5 Telecommunications and networking 22,206 0.4 14,723 0.3 TOTAL 5,046,538 100.0% 4,347,805 100.0 % MEDIA AND ENTERTAINMENT DIVERSIFICATION Company’s Share Sector Square Feet(2) Annualized Base Rent as Percent of Total Square Feet(2) Annualized Base Rent as Percent of Total Entertainment production and service 1,394,662 73.6% 870,236 63.2 % Gaming 373,475 21.5 363,693 29.8 Advertising and marketing 104,321 4.8 104,321 6.8 Other 2,473 0.1 2,167 0.2 TOTAL 1,874,931 100.0% 1,340,417 100.0%

Page 39 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Company’s Share Tenant(1) Property Lease Expiration Total Occupied Square Feet Total Occupied Square Feet Percent of Rentable Square Feet Annualized Base Rent(2) Percent of Annualized Base Rent 1 Google, Inc. Various Various 1,224,726 (3) 1,060,117 8.2% $ 76,805,005 12.7% 2 Amazon Various Various 990,788 (4) 694,171 5.4 25,501,028 4.2 3 Netflix, Inc. Various 9/30/2031 722,305 (5) 368,376 2.8 24,688,276 4.1 4 Nutanix, Inc. Various Various 425,056 (6) 425,056 3.3 18,463,879 3.1 5 Riot Games, Inc. Element LA 3/31/2030 284,037 (7) 284,037 2.2 18,399,922 3.0 6 Qualcomm Skyport Plaza 7/31/2022 376,817 376,817 2.9 15,387,699 2.5 7 Salesforce.com Rincon Center Various 265,394 (8) 265,394 2.1 14,501,587 2.4 8 Block, Inc. 1455 Market(9) 9/27/2023 469,056 257,981 2.0 13,338,551 2.2 9 Uber Technologies, Inc. 1455 Market(9) 2/28/2025 325,445 178,995 1.4 9,904,829 1.6 10 Dell EMC Corporation Various Various 172,975 (10) 172,975 1.3 9,746,873 1.6 11 NFL Enterprises Various 12/31/2022 167,606 (11) 167,606 1.3 8,447,342 1.4 12 Company 3 Method, Inc. Various Various 193,307 (12) 129,641 1.0 7,091,346 1.2 13 WeWork Companies, Inc. Various Various 318,208 (13) 146,743 1.1 7,035,088 1.2 14 Github, Inc. Various 6/30/2025 92,450 (14) 92,450 0.7 6,879,679 1.1 15 Paypal, Inc. Fourth & Traction 5/31/2030 131,701 (15) 131,701 1.0 5,819,433 1.0 TOTAL 6,159,871 4,752,060 36.7% $ 262,010,537 43.3% (1) Presented in order of Company’s Share of annualized base rent. (2) Annualized base rent is calculated by multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases as of June 30, 2022, by (ii) 12. Annualized base rent does not reflect tenant reimbursements. Annualized base rents related to Bentall Centre have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2022. (3) Google, Inc. expirations by square footage and property: (i) 182,672 square feet at Foothill Research Center expiring on February 28, 2025, (ii) 208,843 square feet at Rincon Center expiring on February 29, 2028, (iii) 207,857 square feet at 3400 Hillview expiring on November 30, 2028, (iv) 41,354 square feet at Ferry Building expiring on October 31, 2029 and (v) 584,000 square feet at One Westside expiring on November 30, 2036. We own 55% of the ownership interest in the consolidated joint venture that owns Ferry Building and 75% of the ownership interest in the consolidated joint venture that owns One Westside. Google, Inc. may elect to exercise its early termination right at Rincon Center for 166,460 square feet effective April 15, 2025 by delivering written notice on or before January 15, 2024. Google, Inc. may elect to exercise its early termination right at 3400 Hillview for 207,857 square feet effective no earlier than February 1, 2025 and no later than February 1, 2027 by delivering written notice at least 12 months prior to the early termination date. (4) Amazon expirations by square footage and property: (i) 139,824 square feet at Met Park North expiring on November 30, 2023, (ii) 659,150 square feet at 1918 Eighth expiring on September 30, 2030 and (iii) 191,814 square feet at 5th & Bell expiring on May 31, 2031. We own 55% of the ownership interest in the consolidated joint venture that owns 1918 Eighth. Fifteen Largest Office Tenants

Page 40 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (5) Netflix, Inc. expirations by square footage and property: (i) 326,792 square feet at ICON, (ii) 301,127 square feet at EPIC and (iii) 94,386 square feet at CUE. We own 51% of the ownership interest in the consolidated joint venture that owns ICON, EPIC and CUE. (6) Nutanix, Inc. expirations by square footage and property: (i) 67,070 square feet at Metro Plaza expiring on December 31, 2022, (ii) 41,540 square feet at Metro Plaza expiring on May 31, 2023, (iii) 117,001 square feet at Concourse expiring on May 31, 2024 and (iv) 199,445 square feet at 1740 Technology expiring on May 31, 2030. At 1740 Technology, Nutanix, Inc. is expected to take possession of an additional 16,412 square feet during third quarter 2022. (7) Riot Games, Inc. may elect to exercise its early termination right for the entire premises effective February 28, 2025 by delivering written notice on or before February 29, 2024. (8) Salesforce.com expirations by square footage: (i) 83,016 square feet expiring on July 31, 2025, (ii) 83,372 square feet expiring on April 30, 2027, (iii) 93,028 square feet expiring on October 31, 2028 and (iv) 5,978 square feet of month-to-month storage space. Salesforce.com subleased 259,416 square feet at Rincon Center to Twilio Inc. during third quarter 2018. Effective January 30, 2019, we entered into an agreement to reimburse Salesforce.com approximately $6.3 million for costs incurred in connection with the sublease. We are entitled to recoup this cost from amounts paid pursuant to the sublease commencing February 1, 2019, of which we have been fully reimbursed as of March 31, 2020. Thereafter, Salesforce.com has paid us 50% of any amounts received pursuant to the sublease, such that we began receiving an average of $340,000 per month of sublease cash rents starting June 2020, with annual growth thereafter. (9) We own 55% of the ownership interest in the consolidated joint venture that owns 1455 Market. (10) Dell EMC Corporation expirations by square footage and property: (i) 42,954 square feet at 505 First expiring on December 31, 2023, (ii) 83,549 square feet at 875 Howard expiring on June 30, 2026 and (iii) 46,472 square feet at 505 First expiring on January 31, 2027. Dell EMC Corporation may elect to exercise its early termination right at 505 First for 46,472 square feet effective January 31, 2025 by delivering written notice on or before January 31, 2024. (11) NFL Enterprises by square footage and property: (i) 157,687 square feet at 10950 Washington and (ii) 9,919 square feet at 10900 Washington. NFL Enterprises elected to exercise its early termination right for the entire premises effective December 31, 2022. (12) Company 3 Method, Inc. expirations by square footage and property: (i) 63,376 square feet at 3401 Exposition expiring on September 30, 2026, (ii) 59,646 square feet at Harlow expiring on October 31, 2032 and (iii) 70,285 square feet at Harlow expiring on March 31, 2033. Company 3 Method, Inc. may elect to exercise its early termination right at Harlow for 59,646 square feet effective November 30, 2029, December 31, 2029, January 31, 2030 or February 28, 2030 by delivering written notice on or before November 1, 2028. We own 51% of the ownership interest in the consolidated joint venture that owns Harlow. (13) WeWork Companies Inc. expirations by square footage and property: (i) 54,336 square feet at Hill7 expiring January 31, 2030, (ii) 51,205 square feet at Maxwell expiring June 30, 2031, (iii) 66,056 square feet at 1455 Market expiring October 31, 2031 and (iv) 146,611 square feet at Bentall Centre expiring October 31, 2033. We own 55% of the ownership interest in the consolidated joint ventures that own Hill7 and 1455 Market, and 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre. (14) GitHub Inc. expirations by square footage and property: (i) 57,120 square feet at 275 Brannan and (ii) 35,330 square feet at 625 Second. (15) Paypal, Inc. may elect to exercise its early termination right for the entire premises effective July 17, 2026 by delivering written notice on or before July 17, 2025. Fifteen Largest Office Tenants (continued)

Page 41 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Office Property Leasing Activity(1) Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 Total gross leasing activity Rentable square feet(2) 713,696 1,217,281 Gross new leasing activity Rentable square feet 241,757 485,123 New cash rate(3) $48.92 $52.82 Gross renewal leasing activity Rentable square feet 471,939 732,158 Renewal cash rate(4) $56.88 $53.89 Total leases expired and terminated Contractual (scheduled) expiration 96,382 353,067 Early termination 185,579 314,817 Total 281,961 667,884 Net absorption Leased rentable square feet (40,204) (182,761) Cash rent growth(5) Expiring rate $52.93 $50.29 New/renewal rate(6) $55.83 $53.10 Change(5) 5.5% 5.6 % Straight-line rent growth(7) Expiring rate $47.46 $45.49 New/renewal rate(6) $55.14 $52.20 Change(7) 16.2% 14.7 % Weighted average lease terms New (in months) 74.9 84.3 Renewal (in months) 53.5 54.8 Blended 60.7 66.7 TENANT IMPROVEMENTS AND LEASING COMMISSIONS(8) Per Square Foot Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 Total Annual Total Annual New leases $62.08 $9.94 $78.58 $11.18 Renewal leases $33.69 $7.56 $28.60 $6.26 Blended $43.25 $8.55 $48.74 $8.77 NET EFFECTIVE RENT(9) Per Square Foot Three Months Ended June 30, 2022 Six Months Ended June 30, 2022 Total Total New leases $35.71 $38.83 Renewal leases $48.00 $45.76 Blended $43.86 $42.97

Page 42 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (1) Represents 100% share of consolidated and unconsolidated joint ventures. (2) Includes square footage related to the Company’s management offices totaling 13,417 square feet for the three and six months ended June 30, 2022. The three months and six months ended June 30, 2022 excludes 11,562 square feet of short-term temporary leases with no base rent, primarily utilized as swing spaces for tenants with pending move-in dates. (3) Excludes the impact of 10,430 and 11,163 square feet related to tenants paying percentage rent in lieu of base rent for the three and six months ended June 30, 2022, respectively. (4) Excludes the impact of 3,113 and 16,459 square feet related to tenants paying percentage rent in lieu of base rent for the three and six months ended June 30, 2022, respectively. (5) Represents a comparison between initial stabilized cash rents on new and renewal leases as compared to the expiring cash rents in the same space. New leases are only included if the same space was leased within the previous twelve months. Excludes tenants paying percentage rent in lieu of base rent. (6) The new rates being compared to expiring rates for the three and six months ended June 30, 2022 are calculated using the weighted average starting rates for 125,721 and 227,159 square feet of new leases, respectively. The renewal rates are a weighted average calculation of the total executed renewals for the period indicated. (7) Represents a comparison between initial straight-line rents on new and renewal leases as compared to the straight-line rents on expiring leases in the same space. New leases are only included if the same space was leased within the previous twelve months. Excludes tenants paying percentage rent in lieu of base rent. (8) Represents per-square-foot weighted average lease transaction costs based on the leases executed in the current quarter. (9) Represents the weighted average initial annual cash rent, net of the annualized concessions (i.e. free rent), tenant improvements and lease commissions. Office Property Leasing Activity(1) (continued)

Page 43 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Commenced Office Leases with Non-Recurring Upfront Abatements(1) Submarket Square Feet Lease Start Date Rent Start Date Starting Base Rents(2) Lease Expiration Date Vancouver, British Columbia Bentall Centre(3) Downtown Vancouver 17,830 8/1/2021 10/1/2022 $ 31.19 8/31/2028 Bentall Centre(3) Downtown Vancouver 2,012 8/31/2021 5/1/2022 $ 29.59 11/30/2028 Bentall Centre(3) Downtown Vancouver 2,606 12/1/2021 5/1/2022 $ 43.58 4/30/2027 Bentall Centre(3) Downtown Vancouver 26,986 1/1/2022 10/1/2022 $ 32.99 9/30/2028 Bentall Centre(3) Downtown Vancouver 3,100 1/19/2022 11/1/2022 $ 31.99 12/31/2025 Bentall Centre(3) Downtown Vancouver 9,414 5/1/2022 7/1/2022 $ 40.78 4/30/2027 Bentall Centre(3) Downtown Vancouver 1,846 4/1/2022 5/1/2022 $ 45.58 3/31/2025 Greater Seattle, Washington 1918 Eighth(4) Denny Triangle 9,945 1/1/2021 4/1/2023 $ 48.80 9/30/2030 450 Alaskan Pioneer Square 7,073 2/3/2022 6/1/2022 $ 32.00 5/31/2025 Hill 7(5) Denny Triangle 1,489 4/14/2022 2/1/2023 $ 20.00 2/29/2028 1918 Eighth(4) Denny Triangle 20,993 5/2/2022 9/30/2022 $ 47.38 9/30/2030 1918 Eighth(4) Denny Triangle 21,421 5/2/2022 9/30/2022 $ 47.38 9/30/2030 1918 Eighth(4) Denny Triangle 10,174 5/2/2022 9/30/2022 $ 47.38 9/30/2030 411 First Pioneer Square 6,796 5/1/2022 7/1/2022 $ 46.00 9/30/2027 411 First Pioneer Square 3,072 4/1/2022 6/1/2022 $ 47.00 3/31/2027 Northview Center Lynwood 5,603 5/1/2022 6/1/2022 $ 24.00 5/31/2023 San Francisco Bay Area, California Rincon Center San Francisco 896 10/22/2021 4/22/2022 $ 42.00 4/30/2027 555 Twin Dolphin Plaza Redwood Shores 15,805 12/1/2021 9/1/2022 $ 67.80 7/31/2032 Towers at Shore Center Redwood Shores 3,071 12/1/2021 1/1/2023 $ 68.04 11/30/2026 Techmart Santa Clara 2,150 2/1/2022 5/1/2022 $ 51.60 4/30/2025 Techmart Santa Clara 4,781 2/25/2022 2/25/2022 (6) $ 51.60 8/31/2024 Page Mill Hill Palo Alto 12,165 3/1/2022 6/1/2022 $ 78.00 5/31/2028 Palo Alto Square Palo Alto 6,466 3/1/2022 7/1/2022 $ 97.20 4/30/2027 Techmart Santa Clara 3,443 3/1/2022 6/1/2022 $ 52.20 2/28/2025 555 Twin Dolphin Plaza Redwood Shores 2,973 3/1/2022 6/1/2022 $ 65.40 5/31/2025 Gateway North San Jose 1,636 3/1/2022 5/1/2022 $ 43.80 2/28/2027 Metro Center Foster City 13,745 3/16/2022 10/1/2022 $ 73.20 11/30/2025

Page 44 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Commenced Office Leases with Non-Recurring Upfront Abatements(1) (continued) Submarket Square Feet Lease Start Date Rent Start Date Starting Base Rents(2) Lease Expiration Date San Francisco Bay Area, California (cont.) 625 Second San Francisco 7,022 4/1/2022 5/1/2022 $ 43.80 4/30/2025 Metro Center Foster City 14,562 5/1/2022 7/1/2022 $ 84.00 6/30/2022 Metro Center Foster City 7,302 6/1/2022 8/1/2022 $ 75.00 8/31/2025 Palo Alto Square Palo Alto 11,524 4/1/2022 5/1/2022 $ 87.00 7/31/2025 333 Twin Dolphin Plaza Redwood Shores 4,596 5/1/2022 7/1/2022 $ 63.60 11/30/2027 Towers at Shore Center Redwood Shores 1,482 4/1/2022 6/1/2022 $ 72.00 3/31/2026 Gateway North San Jose 2,085 5/15/2022 8/1/2022 $ 50.40 8/31/2025 Gateway North San Jose 2,661 6/9/2022 9/1/2022 $ 48.00 8/31/2027 Metro Plaza North San Jose 1,165 5/1/2022 6/1/2022 $ 52.20 4/30/2023 Metro Plaza North San Jose 1,416 6/1/2022 7/1/2022 $ 52.80 7/31/2025 Metro Plaza North San Jose 5,015 6/13/2022 8/1/2022 $ 50.40 9/30/2025 Metro Plaza North San Jose 1,152 5/1/2022 7/1/2022 $ 52.80 6/30/2025 Metro Plaza North San Jose 5,204 6/8/2022 8/1/2022 $ 49.80 11/30/2027 333 Twin Dolphin Plaza Redwood Shores 6,815 6/1/2022 8/1/2022 $ 63.00 5/31/2024 333 Twin Dolphin Plaza Redwood Shores 9,050 4/1/2022 7/1/2022 $ 66.60 3/31/2025 Concourse North San Jose 2,165 6/1/2022 8/1/2022 $ 38.28 5/31/2027 Gateway North San Jose 2,647 4/30/2022 9/1/2022 $ 48.60 12/31/2027 Gateway North San Jose 6,351 6/1/2022 7/1/2022 $ 48.60 7/31/2025 Gateway North San Jose 45,120 4/1/2022 9/1/2022 $ 46.80 9/30/2027 Metro Center Foster City 4,762 4/1/2022 5/1/2022 $ 78.00 3/31/2023 Metro Center Foster City 3,936 5/1/2022 6/1/2022 $ 46.20 4/30/2024 Metro Center Foster City 6,384 5/1/2022 6/1/2022 $ 75.00 4/30/2023 Palo Alto Square Palo Alto 4,740 6/1/2022 8/1/2022 $ 98.40 5/31/2025 Rincon Center San Francisco 2,172 4/16/2022 11/1/2022 $ 45.00 4/30/2032 Towers at Shore Center Redwood Shores 2,205 5/1/2022 7/1/2022 $ 70.80 4/30/2029 Towers at Shore Center Redwood Shores 1,482 4/1/2022 6/1/2022 $ 72.00 3/31/2026 Towers at Shore Center Redwood Shores 1,280 5/1/2022 9/1/2022 $ 72.00 4/30/2026 Towers at Shore Center Redwood Shores 2,756 6/1/2022 9/1/2022 $ 73.20 5/31/2025

Page 45 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Commenced Office Leases with Non-Recurring Upfront Abatements(1) (continued) (1) Consists of leases that commenced on or prior to June 30, 2022 with up-front free rent resulting in a rent start date after the commencement of the three-month period ending June 30, 2022. (2) Calculated by dividing (a) the product of (i) monthly base rental payments (defined as cash base rents (before abatements or deferments)) as of the lease commencement date, and (ii) 12, by (b) the leased square footage. Base rents do not include tenant reimbursements. (3) We own 20% of the ownership interest in the unconsolidated joint venture that owns Bentall Centre. Rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2022. (4) We own 55% in the consolidated joint venture that owns 1918 Eighth. (5) We own 55% in the consolidated joint venture that owns Hill 7. (6) Subsequent to the rent start date, monthly base rent abated for the two-month period March 2022 through April 2022. (7) We own 51% in the consolidated joint venture that owns Harlow. (8) We own 75% in the consolidated joint venture that owns One Westside. Submarket Square Feet Lease Start Date Rent Start Date Starting Base Rents(2) Lease Expiration Date Los Angeles, California Harlow(7) Hollywood 56,480 4/1/2021 7/1/2022 $ 61.80 3/31/2033 Harlow(7) Hollywood 13,805 4/1/2021 7/1/2022 $ 24.00 3/31/2033 One Westside(8) West Los Angeles 544,000 11/30/2021 7/31/2022 $ 64.20 11/30/2036 One Westside(8) West Los Angeles 40,000 11/30/2021 7/31/2022 $ 32.16 11/30/2036 6922 Hollywood Hollywood 2,173 12/20/2021 6/20/2022 $ 107.40 6/30/2032 Harlow(7) Hollywood 57,323 1/1/2022 11/1/2022 $ 67.51 10/31/2032 Harlow(7) Hollywood 2,323 1/1/2022 11/1/2022 $ 29.71 10/31/2032 11601 Wilshire West Los Angeles 2,504 6/1/2022 9/1/2022 $ 51.60 7/31/2025 11601 Wilshire West Los Angeles 2,198 4/1/2022 7/1/2022 $ 53.40 7/31/2027

Page 46 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Uncommenced Office Leases—Next Eight Quarters(1)(2) (1) Consists of uncommenced leases, defined as new leases with respect to vacant space executed on or prior to June 30, 2022, but with commencement dates after June 30, 2022 and within the next eight quarters. This table omits submarkets and quarters without any activity. (2) There are no uncommenced leases commencing in third quarter 2023 through second quarter 2024. (3) Calculated by dividing (a) the product of (i) monthly base rental payments (defined as cash base rents (before abatements or deferments)) as of the lease commencement date, and (ii) 12, by (b) the leased square footage. Base rents do not include tenant reimbursements. Rent commencement dates do not reflect up-front free rents, if any. (4) Starting rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2022. (5) Includes 5,334 square feet of management office to be occupied by the Company. (6) Management office to be occupied by the Company. (7) See page 60 for the Company’s Share of uncommenced leases for the next eight quarters. Q3 2022 Q4 2022 Q1 2023 Q2 2023 SF Starting Rent per SF(3) SF Starting Rent per SF(3) SF Starting Rent per SF(3) SF Starting Rent per SF(3) Vancouver, British Columbia Downtown Vancouver(4) 18,064 $ 7.95 (5) 2,200 $ 45.06 — $ — — $ — Subtotal 18,064 7.95 2,200 45.06 — — — — Greater Seattle, Washington Lynnwood 21,150 25.81 — — — — — — Denny Triangle — — 2,566 — — — — — Subtotal 21,150 25.81 2,566 — — — — — San Francisco Bay Area, California Foster City 14,922 66.49 4,208 75.00 — — — — Redwood Shores 19,082 65.38 19,925 64.91 — — — — Palo Alto 16,483 88.02 13,593 98.40 — — — — Santa Clara 27,112 52.73 1,270 52.80 — — — — North San Jose 23,974 47.50 9,632 50.32 36,947 47.24 — — Subtotal 101,573 61.62 48,628 71.94 36,947 47.24 — — Los Angeles, California West Los Angeles — — — — — — 20,340 — (6) Subtotal — — — — — — 20,340 — TOTAL UNCOMMENCED(7) 140,787 $ 49.35 53,394 $ 67.37 36,947 $ 47.24 20,340 $ —

Page 47 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Backfilled Office Leases—Next Eight Quarters(1)(2) Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q4 2023 Q1 2024 SF Starting Rent per SF(3) SF Starting Rent per SF(3) SF Starting Rent per SF(3) SF Starting Rent per SF(3) SF Starting Rent per SF(3) SF Starting Rent per SF(3) Vancouver, British Columbia Downtown Vancouver(4) 36,254 $ 42.73 19,108 $ 42.66 4,114 $ 44.28 — $ — — $ — 67,197 $ 40.01 Subtotal 36,254 42.73 19,108 42.66 4,114 44.28 — — — — 67,197 40.01 Greater Seattle, Washington Pioneer Square — — — — — — — — 5,870 47.27 — — Subtotal — — — — — — — — 5,870 47.27 — — San Francisco Bay Area, California Foster City 3,534 76.80 — — — — — — — — — — Redwood Shores — — — — 5,496 67.80 — — — — — — Santa Clara — — 1,255 55.20 4,945 57.00 — — — — — — North San Jose 32,923 48.12 — — — — — — — — — — Subtotal 36,457 50.90 1,255 55.20 10,441 62.68 — — — — — — Los Angeles, California Hollywood 3,273 51.60 — — — — — — — — — — West Los Angeles — — — — 6,903 52.20 — — — — — — Subtotal 3,273 51.60 — — 6,903 52.20 — — — — — — TOTAL BACKFILLED(5) 75,984 47.03 20,363 43.43 21,458 55.78 — — 5,870 47.27 67,197 40.01 TOTAL UNCOMMENCED AND BACKFILLED 216,771 $ 48.54 73,757 $ 60.76 58,405 $ 50.38 20,340 $ — 5,870 $ 47.27 67,197 $ 40.01 (1) Consists of backfilled leases, defined as new leases with respect to occupied space executed on or prior to June 30, 2022, but with commencement dates after June 30, 2022 and within the next eight quarters. This table omits submarkets and quarters without any activity. (2) There are no backfilled leases commencing in second quarter 2023 through third quarter 2023 and second quarter 2024. (3) Calculated by dividing (a) the product of (i) monthly base rental payments (defined as cash base rents (before abatements or deferments)) as of the lease commencement date, and (ii) 12, by (b) the leased square footage. Base rents do not include tenant reimbursements. Rent commencement dates do not reflect up-front free rents, if any. (4) Starting Rental Rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2022. (5) See page 60 for the Company’s share of backfilled leases for the next eight quarters.

Page 48 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Expiring Office Leases—Next Eight Quarters(1) Q3 2022(2) Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Expiring SF(3) Rent/ SF(4) Expiring SF(3) Rent/ SF(4) Expiring SF(3) Rent/ SF(4) Expiring SF(3) Rent/ SF(4) Expiring SF(3) Rent/ SF(4) Expiring SF(3) Rent/ SF(4) Expiring SF(3) Rent/ SF(4) Expiring SF(3) Rent/ SF(4) Vancouver, British Columbia Downtown Vancouver(5) 33,149 $ 25.86 25,093 $ 18.30 18,784 $ 36.83 80,107 $ 24.47 (6) 11,470 $29.04 41,683 $ 30.44 90,592 $ 33.02 (7) 103,113 $ 22.30 (8) Subtotal 33,149 25.86 25,093 18.30 18,784 36.83 80,107 24.47 11,470 29.04 41,683 30.44 90,592 33.02 103,113 22.30 Greater Seattle, Washington Denny Triangle — — 2,958 — (9) 656 34.18 3,680 22.10 — — 140,526 32.98 (10) — — — — Lynnwood — — 3,068 22.28 — — 25,186 23.38 5,487 23.33 — — 2,842 23.00 — — Pioneer Square — — 15,722 8.65 9,008 — — — — — 48,824 35.38 12,152 24.73 — — Subtotal — — 21,748 9.39 9,664 2.32 28,866 23.22 5,487 23.33 189,350 33.60 14,994 24.40 — — San Francisco Bay Area, California Foster City 9,337 59.68 36,158 70.88 35,718 53.26 12,184 60.07 10,694 72.16 52,584 74.69 (11) 11,288 66.04 21,298 64.18 Palo Alto 6,289 102.89 25,310 65.13 — — 82,515 89.64 (12) 69,388 81.15 (13) 9,575 80.34 13,291 93.94 19,175 92.44 Redwood Shores 86,741 49.72 (14) 81,954 63.43 (15) 44,428 68.51 48,133 65.03 30,724 70.15 25,253 68.58 51,388 66.23 (16) 89,162 75.41 (17) San Francisco 21,772 61.85 31,922 9.93 4,881 21.38 1,871 — (18) 511,580 52.76 (19) 3,025 31.15 83,639 75.62 (20) 3,845 115.30 North San Jose 443,483 40.68 (21) 137,148 45.32 (22) 127,647 41.04 (23) 123,285 43.34 (24) 37,151 50.28 68,070 48.67 (25) 71,990 48.64 (26) 273,433 42.53 (27) Santa Clara 24,699 56.15 12,063 53.40 23,642 55.47 2,968 18.61 — — 14,757 55.41 32,422 57.17 3,865 59.43 Subtotal 592,321 44.38 324,555 51.10 236,316 49.09 270,956 61.48 659,537 56.73 173,264 61.49 264,018 64.69 410,778 53.96 Los Angeles, California Hollywood — — 4,757 94.54 — — — — — — 5,672 40.00 — — — — West Los Angeles 6,602 33.50 197,526 51.05 (28) 5,472 64.68 10,058 65.88 26,533 60.41 5,496 61.42 36,751 54.93 50,317 53.00 (29) Subtotal 6,602 33.50 202,283 52.07 5,472 64.68 10,058 65.88 26,533 60.41 11,168 50.54 36,751 54.93 50,317 53.00 TOTAL 632,072 $ 43.30 573,679 $ 48.43 270,236 $ 46.88 389,987 $ 51.16 703,027 $ 56.16 415,465 $45.37 406,355 $ 55.26 564,208 $ 48.09 Expirations as % of Total In- Service Portfolio 4.3% 3.9% 1.8% 2.7% 4.8% 2.8% 2.8% 3.9%

Page 49 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (1) This does not reflect 153,084 square feet that expired on June 30, 2022. This table omits submarkets without any expirations over the next eight quarters. See page 60 for the Company’s share of expiring leases for the next eight quarters. (2) Second quarter 2022 expiring square footage does not include 27,088 square feet of month-to-month leases. (3) Includes leases that expire on the last day of the quarter. (4) Calculated by dividing (a) the product of (i) monthly base rental payments (defined as cash base rents (before abatements or deferments)) as of the lease expiration date, and (ii) 12, by (b) the leased square footage. Base rents do not include tenant reimbursements. (5) Expiring rental rates have been converted from CAD to USD using the foreign currency exchange rate as of June 30, 2022. (6) Top three expiring tenants at Bentall Centre by square footage: (i) Bentall Green Oak LP for 37,474 square feet, (ii) Young Women’s Christian Association for 19,058 square feet, and (iii) Sabina Gold Silver Corporation for 10,605 square feet. (7) Top three expiring tenants at Bentall Centre by square footage: (i) Blake Services Inc. for 63,292 square feet, (ii) Pretium Resources Inc. for 16,800 square feet, and (iii) Export Development Canada for 6,779 square feet. (8) Top three expiring tenants at Bentall Centre by square footage: (i) Bank of Montreal for 91,038 square feet, (ii) Canada Post Corporation for 3,680 square feet, and (iii) Saliance Global Holdings Company Ltd. for 3,646 square feet. (9) Total expiring square footage consists of space occupied by the Company’s management office. (10) Total expiring square footage consists of: (i) Amazon at Met Park North for 139,824 square feet and (ii) Subway at Met Park North for 702 square feet. (11) Total expiring square footage consists of: (i) Quinstreet, Inc. at Metro Center for 44,556 square feet, (ii) Sycomp a Technology Company, Inc. at Metro Center for 6,605 square feet, and (iii) Lehigh University at Metro Center for 1,423 square feet. (12) Top three expiring tenants by square footage: (i) Lockheed Martin Corporation at 3176 Porter for 42,899 square feet, (ii) Toyota at Page Mill Center for 22,392 square feet, and (iii) Ciitizen Corporation at Palo Alto Square for 5,244 square feet. (13) Total expiring square footage consists of: (i) Gibson, Dunn & Crutcher, LLP at Page Mill Hill for 48,771 square feet, and (ii) Luminar Technologies, Inc. at Page Mill Hill for 20,617 square feet. (14) Top three expiring tenants by square footage: (i) Ernst & Young U.S. LLP at Shorebreeze for 20,253 square feet, (ii) Hudson Pacific Properties, Inc. at 333 Twin Dolphin for 12,651 square feet, and (iii) Coddington, Hicks & Danforth at 555 Twin Dolphin for 8,075 square feet. (15) Top three expiring tenants by square footage: (i) Auris Health, Inc. at Skyway Landing for 37,801 square feet, (ii) Auris Health, Inc. at 333 Twin Dolphin for 27,416 square feet, and (iii) Thomas James Homes LLC at Shorebreeze for 7,420 square feet. (16) Total expiring square footage: (i) Check Point SOFT Technologies, Inc. at Skyway Landing for 40,265 square feet, (ii) Livingly Media, Inc. at Towers at Shore Center for 8,241 square feet, and (iii) Delinea Inc. at Towers at Shore Center for 2,882 square feet. (17) Top three expiring tenants by square footage: (i) Poshmark, Inc. at Towers at Shore Center for 75,876 square feet, (ii) Troutman Pepper Hamilton Sanders LLP at 333 Twin Dolphin for 6,815 square feet, and (iii) The Danko Law Firm at 333 Twin Dolphin for 3,534 square feet. (18) Total expiring square footage consists of space occupied by tenants paying percent rent in lieu of base rent. (19) Top three expiring tenants by square footage: (i) Block Inc. at 1455 Market for 469,056 square feet, (ii) City and County of SF/DOE/MTA at 1455 Market for 39,573 square feet, and (iii) Cholita Linda, LLC at Ferry Building for 1,380 square feet. (20) Top three expiring tenants by square footage: (i) Nordstrom Rack at 901 Market for 45,496 square feet, (ii) Ziff Davis, LLC at 625 Second for 35,350 square feet, and (iii) Ferry Plaza Wine Merchant LP at Ferry Building for 2,793 square feet. (21) Top three expiring tenants by square footage: (i) Qualcomm at Skyport Plaza for 376,817 square feet, (ii) Silicon Valley Leadership Group at Gateway for 8,193 square feet, and (iii) InnoGrit Corporation at Concourse for 7,281 square feet. (22) Top three expiring tenants by square footage: (i) Nutanix, Inc. at Metro Plaza for 67,070 square feet, (ii) Ooyala, Inc. at Gateway for 18,152 square feet, and (iii) The Prudential Insurance Company at Concourse for 11,827 square feet. (23) Top three expiring tenants by square footage: (i) Globallogic, Inc. at Concourse for 28,930 square feet, (ii) New York Life Insurance at Concourse for 28,489, and (iii) GEO Semiconductor, Inc. at Metro Plaza for 13,027 square feet. (24) Top three expiring tenants by square footage: (i) Nutanix, Inc. at Metro Plaza for 41,540 square feet, (ii) Amkor Technology, Inc. at Metro Plaza for 21,942 square feet, and (iii) Hudson Pacific Properties, Inc. at Gateway for 12,223 square feet. (25) Top three expiring tenants by square footage: (i) Arrcus, Inc. at Gateway for 17,728 square feet, (ii) GTT Americas, LLC at Concourse for 9,981 square feet, and (iii) Gilbane Building Company at Gateway for 7,245 square feet. Expiring Office Leases—Next Eight Quarters(1) (continued)

Page 50 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 (26) Top three expiring tenants by square footage: (i) Aerotek, Inc. at Metro Plaza for 25,565 square feet, (ii) Watry Design, Inc. at Gateway for 10,942 square feet, and (iii) Mektec International Corporation at Concourse for 7,850 square feet. (27) Top three expiring tenants by square footage: (i) Nutanix, Inc. at Concourse for 117,001 square feet, (ii) FICO at Metro Plaza for 45,440 square feet, and (iii) NTT Security AppSec Solutions, Inc. at Concourse for 28,930 square feet. (28) Top three expiring tenants by square footage: (i) NFL Enterprises at 10950 Washington for 157,687 square feet, (ii) Wells Fargo Bank at 11601 Wilshire for 11,148 square feet, and (iii) NFL Enterprises at 10900 Washington for 9,919 square feet. (29) Top three expiring tenants by square footage: (i) Baker & Hosteler LLP at 11601 Wilshire for 39,832 square feet, (ii) EPAM Systems, Inc. at 11601 Wilshire for 4,000 square feet, and (iii) Crown Electrokinetics Corporation at 11601 Wilshire for 3,500 square feet. Expiring Office Leases—Next Eight Quarters(1) (continued)

Page 51 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Expiring Office Leases—Annual Company’s Share Year of Lease Expiration Number of Leases Expiring Square Footage of Expiring Leases(1) Square Footage of Expiring Leases(2) Percent of Office Portfolio Square Feet Annualized Base Rent(3) Percentage of Office Portfolio Annualized Base Rent Annualized Base Rent Per Leased Square Foot(4) Annualized Base Rent at Expiration Annualized Base Rent Per Lease Square Foot at Expiration(5) Vacant 1,880,583 1,787,957 13.8% 2022 128 1,304,875 1,203,292 9.3 $ 59,737,730 9.7% $ 49.65 $ 59,977,232 $ 49.84 2023 168 1,747,615 1,392,730 10.8 73,064,329 11.9 52.46 75,352,392 54.10 2024 164 1,768,413 1,477,696 11.4 81,982,275 13.3 55.48 87,404,277 59.15 2025 130 1,819,637 1,484,451 11.6 89,630,887 14.5 60.38 96,902,510 65.28 2026 64 722,053 631,334 4.9 37,952,715 6.2 60.12 42,813,824 67.81 2027 73 879,362 737,626 5.7 43,320,024 7.0 58.73 49,035,475 66.48 2028 34 1,001,812 878,340 6.8 60,166,053 9.8 68.50 70,932,227 80.76 2029 19 340,909 236,093 1.8 18,015,818 2.9 76.31 21,435,162 90.79 2030 16 1,526,005 1,164,351 9.0 55,838,401 9.1 47.96 71,884,625 61.74 2031 15 1,095,110 679,594 5.3 38,074,481 6.2 56.03 50,589,671 74.44 Thereafter 21 1,224,134 821,903 6.4 45,543,319 7.4 55.41 66,002,342 80.30 Building management use(6) 45 203,189 181,687 1.4 — — — — — Signed leases not commenced(7) 46 251,468 234,102 1.8 12,097,023 2.0 51.67 13,469,756 57.54 TOTAL/WEIGHTED AVERAGE 923 15,765,165 12,911,157 100.0% $ 615,423,055 100.0% $ 55.33 (8) $ 705,799,493 $ 63.45 (9) (1) Total expiring square footage does not include 27,088 square feet of month-to-month leases. (2) Total expiring square footage does not include 16,082 square feet of month-to-month leases. (3) Rent data for our office properties is presented on an annualized basis without regard to cancellation options. Annualized base rent for office properties is calculated multiplying (i) base rental payments (defined as cash base rents (before abatements or deferments)) as of June 30, 2022, by (ii) 12. Annualized base rent does not reflect tenant reimbursements. (4) Annualized base rent per square foot for all lease expiration years is calculated as (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases, divided by (ii) square footage under commenced leases as of June 30, 2022. (5) Annualized base rent per square foot at expiration for all lease expiration years is calculated as (i) base rental payments (defined as cash base rents (before abatements or deferments)) under commenced leases, divided by (ii) square footage under commenced lease as of June 30, 2022. (6) Reflects management offices occupied by the Company with various expiration dates. (7) Annualized base rent per leased square foot and annualized base rent per square foot at expiration for signed leases not commenced reflects uncommenced leases for space not occupied as of June 30, 2022 and is calculated as (i) base rental payments (defined as cash base rents at expiration (before abatements or deferments)) under uncommenced leases for vacant space as of June 30, 2022, divided by (ii) square footage under uncommenced leases as of June 30, 2022. (8) Included as part of the Company’s share of total expiring square footage is 42,987 square feet of existing leases that have been amended or signed as of second quarter 2022 to pay percent rent in lieu of base rent. Excluding the impact of these tenants, the weighted average annualized base rent per square foot is $55.56. (9) Included as part of the Company’s share of total expiring square footage is 8,740 square feet of existing leases that have been amended or signed as of second quarter 2022 to pay percent rent in lieu of base rent. Excluding the impact of these tenants, the weighted average annualized base rent per square foot at expiration is $63.55.

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Definitions and Reconciliations

Page 53 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Definitions Adjusted EBITDAre: Adjusted EBITDAre represents net income (loss) before interest, income taxes, depreciation and amortization, and before our share interest and depreciation from unconsolidated real estate entities and further adjusted to eliminate the impact of certain non-cash items and items that we do not consider indicative of our ongoing performance. We believe that Adjusted EBITDAre is useful because it allows investors and management to evaluate and compare our performance from period to period in a meaningful and consistent manner, in addition to standard financial measurements under GAAP. Adjusted EBITDAre is not a measurement of financial performance under GAAP and should not be considered as an alternative to income attributable to common shareholders, as an indicator of operating performance or any measure of performance derived in accordance with GAAP. Our calculation of Adjusted EBITDAre may be different from the calculation used by other companies and, accordingly, comparability may be limited. Adjusted Funds from Operations (“AFFO”): Non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non- cash compensation expense and the Company’s Share of amortization of deferred financing costs, and subtracting recurring capital expenditures related to the Company’s Share of tenant improvements and leasing commissions (excluding pre-existing obligations on contributed or acquired properties funded with amounts received in settlement of prorations), and eliminating the net effect of the Company’s Share of straight-line rents, amortization of lease buy-out costs, amortization of above-and below-market lease intangible assets and liabilities, amortization of above-and below-market ground lease intangible assets and liabilities and amortization of loan discounts/premiums. AFFO is not intended to represent cash flow for the period. We believe that AFFO provides useful information to the investment community about our financial position as compared to other REITs since AFFO is a widely reported measure used by other REITs. However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Annual Debt Service: Includes principal payments based on amortization schedule and annual interest payments of fixed rate loans and variable rate loans with effective fixed rate as a result of derivative instruments on the full principal balance. In instances where interest is paid based on a LIBOR margin, we used the current margin based on the leverage ratio as of the current period. Amount does not include interest payment of variable rate loans that are partially effectively fixed through derivative instruments. Excludes amortization of deferred financing costs and loan discounts/premiums. Company’s Share: Non-GAAP financial measures calculated as the consolidated amount, in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests). Management believes that presenting the “Company’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting the Company’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures. Company’s Share of Debt: Similar to Consolidated Debt except it includes the Company’s Share of unconsolidated joint venture debt and excludes partners’ share of consolidated joint venture partner debt. Company’s Share of Debt, Net: Similar to Company’s Share of Debt, except it includes the Company’s Share of unconsolidated joint venture cash and cash equivalents and excludes partners’ share of consolidated joint venture cash and cash equivalents. Company’s Share of Market Capitalization: Similar to Consolidated Market Capitalization except it includes the Company’s Share of Debt. Consolidated Debt: Equal to the sum of (i) Unsecured and Secured Debt and (ii) series A preferred units Consolidated Debt, Net: Similar to Consolidated debt, less consolidated cash and cash equivalents. Consolidated Market Capitalization: Equal to the sum of (i) Consolidated Unsecured and Secured Debt, (ii) Series A preferred units, (iii) Series C cumulative redeemable preferred stock and (iv) common equity capitalization. Common equity capitalization represents the total Shares of Common Stock/Units Outstanding at End of Period multiplied by the closing price at quarter end. Consolidated Unsecured and Secured Debt: Excludes in-substance defeased debt related to our Hudson Pacific/Macerich joint venture and unamortized deferred financing costs and unamortized loan discounts/premiums related to our registered senior debt. The full amount of debt related to the Hill7, Hollywood Media Portfolio and 1918 Eighth joint ventures is included.

Page 54 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Funds from Operations (“FFO”): Non-GAAP financial measure we believe is a useful supplemental measure of our performance. We calculate FFO in accordance with the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts. The White Paper defines FFO as net income or loss calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), excluding gains and losses from sales of depreciable real estate and impairment write-downs associated with depreciable real estate, plus the Company’s Share of real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets). The calculation of FFO includes the Company’s Share of amortization of deferred revenue related to tenant-funded tenant improvements and excludes the depreciation of the related tenant improvement assets. We believe that FFO is a useful supplemental measure of our operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of our activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, our FFO may not be comparable to all other REITs. Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, we believe that FFO along with the required GAAP presentations provides a more complete measurement of our performance relative to our competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide. We use FFO per share to calculate annual cash bonuses for certain employees. However, FFO should not be viewed as an alternative measure of our operating performance because it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which are significant economic costs and could materially impact our results from operations. Net Operating Income (“NOI”): We evaluate performance based upon property NOI from continuing operations. NOI is not a measure of operating results or cash flows from operating activities or cash flows as measured by GAAP and should not be considered an alternative to income from continuing operations, as an indication of our performance, or as an alternative to cash flows as a measure of liquidity, or our ability to make distributions. All companies may not calculate NOI in the same manner. We consider NOI to be a useful performance measure to investors and management because when compared across periods, NOI reflects the revenues and expenses directly associated with owning and operating our properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing a perspective not immediately apparent from income from continuing operations. We calculate NOI as net income (loss) excluding corporate general and administrative expenses, depreciation and amortization, impairments, gains/losses on sales of real estate, interest expense, transaction-related expenses and other non-operating items. We define NOI as operating revenues (including rental revenues, other property-related revenue, tenant recoveries and other operating revenues), less property-level operating expenses (which includes external management fees, if any, and property-level general and administrative expenses). NOI on a cash basis is NOI adjusted to exclude the effect of straight-line rent and other non-cash adjustments required by GAAP. We believe that NOI on a cash basis is helpful to investors as an additional measure of operating performance because it eliminates straight-line rent and other non-cash adjustments to revenue and expenses. Principal Amount: Outstanding debt balances including partners’ share of consolidated entities and excludes unamortized deferred financing costs and loan discounts/premiums. Shares of Common Stock/Units Outstanding at End of Period: Represents shares of common stock outstanding (including unvested restricted shares), OP units outstanding and an estimate for our dilutive Performance Stock Units (“PSU”), including stock grants under our 2020, 2021 and 2022 PSU Plans (collectively, the “Dilutive Shares”). Weighted Average Fully Diluted Common Stock/Units Outstanding: Includes an estimate for the dilution impact of stock grants to the Company's executives under our 2020, 2021 and 2022 PSU Plans. This estimate is based on the projected award potential of such programs as of the end of such periods, as calculated in accordance with the ASC 260, Earnings Per Share. Definitions (continued)

Page 55 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Reconciliation of Net Income (Loss) to Net Operating Income Unaudited, in thousands Three Months Ended June 30, Six Months Ended June 30, 2022 2021 2022 2021 Net income (loss) $ 3,546 $ 7,030 $ (4,069) $ 18,441 Adjustments: Income from unconsolidated real estate entities (1,780) (470) (2,083) (1,105) Fee income (1,140) (797) (2,211) (1,645) Interest expense 33,719 30,689 64,555 60,975 Interest income (920) (937) (1,830) (1,934) Management services reimbursement income—unconsolidated real estate entities (1,068) — (2,176) — Management services expense—unconsolidated real estate entities 1,068 — 2,176 — Transaction-related expenses 1,126 1,064 1,382 1,064 Unrealized loss (gain) on non-real estate investments 1,818 (5,018) 168 (10,793) Impairment loss 3,250 — 23,753 — Other (income) expense (742) 1,177 (1,594) 1,629 General and administrative 21,871 17,109 42,383 35,558 Depreciation and amortization 91,438 84,178 183,631 166,939 Net Operating Income $ 152,186 $ 134,025 $ 304,085 $ 269,129 Net Operating Income Breakdown Same-Store Office cash revenues $ 180,770 $ 168,897 $ 352,908 $ 335,512 Straight-line rent 305 4,599 3,078 9,935 Amortization of above-market and below-market leases, net 1,750 2,647 4,289 5,419 Amortization of lease incentive costs (398) (422) (798) (845) Same-Store Office revenues 182,427 175,721 359,477 350,021 Same-Store Studios cash revenues 20,025 19,741 39,832 40,694 Straight-line rent 646 167 1,236 200 Amortization of lease incentive costs (9) (9) (19) (19) Same-Store Studio revenues 20,662 19,899 41,049 40,875 Same-Store property revenues 203,089 195,620 400,526 390,896 Same-Store Office cash expenses 63,431 59,567 123,520 116,888 Straight-line rent 325 325 651 691 Non-cash portion of interest expense 21 10 42 21 Amortization of above-market and below-market ground leases, net 586 586 1,172 1,172 Same-Store Office expenses 64,363 60,488 125,385 118,772 Same-Store Studio cash expenses 12,152 12,387 23,683 23,762 Non-cash portion of interest expense 69 79 138 157 Same-Store Studio expenses 12,221 12,466 23,821 23,919 Same-Store property expenses 76,584 72,954 149,206 142,691 Same-Store net operating income 126,505 122,666 251,320 248,205 Non-Same-Store net operating income 25,681 11,359 52,765 20,924 Net Operating Income $ 152,186 $ 134,025 $ 304,085 $ 269,129

Page 56 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Three Months Ended Quarter To Date June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 June 30, 2021 Net income (loss) $ 3,546 $ (7,615) $ 16,753 $ (6,182) $ 7,030 Interest income—Consolidated (920) (910) (926) (934) (937) Interest expense—Consolidated 33,719 30,836 30,139 30,825 30,689 Depreciation and amortization—Consolidated 91,438 92,193 88,107 88,568 84,178 EBITDA 127,783 114,504 134,073 112,277 120,960 Unconsolidated real estate entities depreciation and amortization 1,320 1,369 1,497 1,462 1,550 Unconsolidated real estate entities interest expense 858 644 629 613 640 EBITDAre 129,961 116,517 136,199 114,352 123,150 Impairment loss 3,250 20,503 — 2,762 — Unrealized loss (gain) on non-real estate investments 1,818 (1,650) (4,951) (827) (5,018) Other (income) expense (742) (852) 1,006 (82) 1,177 Transaction-related expenses 1,126 256 1,547 6,300 1,064 Non-cash compensation expense 5,993 5,329 5,445 5,840 6,340 Straight-line rent receivables, net (12,300) (14,477) (5,957) (2,157) (5,657) Non-cash amortization of above-market and below-market leases, net (1,953) (2,739) (3,134) (3,023) (2,739) Non-cash amortization of above-market and below-market ground leases, net 687 668 603 588 588 Amortization of lease incentive costs 431 432 458 476 475 Loss on extinguishment of debt — — 10 6,249 — Adjusted EBITDAre 128,271 123,987 131,226 130,478 119,380 One-time prior period net property tax adjustment 682 — — (1,433) 369 Adjusted EBITDAre (excluding specified items) 128,953 123,987 131,226 129,045 119,749 Studio cash NOI (8,323) (8,275) (7,956) (9,191) (7,354) Office Property Adjusted EBITDAre 120,630 115,712 123,270 119,854 112,395 x Annualization factor 4 4 4 4 4 Annualized Office Property Adjusted EBITDAre 482,520 462,848 493,080 479,416 449,580 Trailing 12-mo studio cash NOI 32,312 31,712 33,115 32,600 31,161 Cash Adjusted EBTIDAre for selected ratios $ 514,832 $ 494,560 $ 526,195 $ 512,016 $ 480,741 Less: Partners’ share of Cash Adjusted EBITDAre (77,485) (70,761) (77,500) (80,592) (74,163) Company’s Share of Cash Adjusted EBITDAre $ 437,347 $ 423,799 $ 448,695 $ 431,424 $ 406,578 Total Consolidated unsecured and secured debt 4,154,200 4,000,720 3,764,874 3,943,973 3,518,813 Less: Consolidated cash and cash equivalents (266,538) (137,598) (96,555) (110,500) (110,978) Consolidated debt, net (excluding Series A preferred units) $ 3,887,662 $ 3,863,122 $ 3,668,319 $ 3,833,473 $ 3,407,835 Less: Partners’ share of debt, net (632,558) (652,037) (665,027) (658,313) (554,012) Company’s Share of Debt, Net (excluding Series A preferred units) $ 3,255,104 $ 3,211,085 $ 3,003,292 $ 3,175,160 $ 2,853,823 Cash Adjusted EBITDAre for selected ratios / Consolidated debt, net 7.6x 7.8x 7.0x 7.5x 7.1x Cash Adjusted EBITDAre for selected ratios / Company’s Share of Debt, Net 7.4x 7.6x 6.7x 7.4x 7.0x Reconciliation of Consolidated Debt, Net to Adjusted EBITDAre (Annualized) Unaudited, in thousands

Page 57 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Current Guidance Full Year 2022 Metric Low High FFO per share $2.00 $2.06 Total growth in same-store property cash NOI(1)(2) 2.50% 3.50% GAAP non-cash revenue (straight-line rent and above/below-market rents)(3) $40,000 $50,000 GAAP non-cash expense (straight-line rent expense and above/below-market ground rent) $(4,500) $(4,500) General and administrative expenses(4) $(79,000) $(83,000) Interest expense(5) $(146,500) $(149,500) Interest income $1,750 $1,850 Corporate-related depreciation and amortization $(17,950) $(18,050) FFO from unconsolidated joint ventures $7,000 $8,000 FFO attributable to non-controlling interests $(68,500) $(72,500) FFO attributable to preferred unites/shares $(21,000) $(21,000) Weighted average common stock/units outstanding—diluted(6) 146,000 147,000 Company Outlook Unaudited, in thousands (1) Same-store for the full year 2022 is defined as the 43 stabilized office properties and three studio properties owned and included in the portfolio as of January 1, 2021, and anticipated to still be owned and included in the portfolio through December 31, 2022. Same-store cash NOI growth assumes the expiration (without renewal or backfill in 2022) of all 376,817 square feet leased to Qualcomm at Skyport Plaza as of July 31, 2022. Adjusted for this expiration, full year 2022 same-store cash NOI growth would be 4.25% - 5.25%. (2) Please see non-GAAP information below for definition of cash NOI. (3) Please see non-GAAP information below for definition of cash NOI. (4) Includes non-cash straight-line rent associated with the studio and office properties. (5) Includes non-cash compensation expense, which the Company estimates at $25,000 in 2022. (6) Includes amortization of deferred financing costs and loan discounts/premiums, which the Company estimates at $13,000 in 2022. (7) Diluted shares represent ownership in the Company through shares of common stock, OP Units and other convertible or exchangeable instruments. The weighted average fully diluted common stock/units outstanding for 2021 includes an estimate for the dilution impact of stock grants to the Company's executives under its 2020, 2021 and 2022 long-term incentive programs. This estimate is based on the projected award potential of such programs as of the end of the most recently completed quarter, as calculated in accordance with the ASC 260, Earnings Per Share.

Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Appendix

Page 59 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Company’s Share Number of Properties Rentable Square Feet Percent Occupied Percent Leased Annual Base Rent Annual Base Rent Per Square Foot Office In-Service Vancouver, British Columbia 1 301,563 94.4% 95.7% $ 8,424,225 $ 29.60 Greater Seattle, Washington 8 1,718,700 81.6 81.6 53,042,727 37.84 San Francisco Bay Area, California 25 7,552,798 88.3 90.6 401,083,584 60.14 Los Angeles, California 14 2,225,069 97.8 98.8 124,901,001 57.37 Total 48 11,798,130 89.3 91.0 587,451,537 55.77 Studios Same-Store Los Angeles, California 3 627,532 84.0 84.0 23,569,682 44.70 Total 3 627,532 84.0 84.0 23,569,682 44.70 Repositioning, Redevelopment, Development, Held-for-Sale Greater Seattle, Washington 2 215,890 57.9 67.7 3,031,585 24.24 San Francisco Bay Area, California 1 522,785 19.0 21.0 5,704,132 57.29 Los Angeles, California 4 523,806 28.1 28.1 7,798,374 52.91 Total(1) 7 1,262,481 29.5% 32.0% $ 16,534,091 $ 44.44 Land Vancouver, British Columbia 1 90,000 Greater Seattle, Washington 1 546,000 San Francisco Bay Area, California 1 350,000 Los Angeles, California 4 1,069,283 Greater London, United Kingdom 1 408,571 Total 8 2,463,854 TOTAL PORTFOLIO 66 16,151,997 Total Portfolio Company’s Share (1) Includes four properties classified as held-for-sale as of June 30, 2022. Please see page 33 for details.

Page 60 of 60 Hudson Pacific Properties, Inc. Supplemental Information | Second Quarter 2022 Uncommenced, Backfilled & Expiring Office Leases—Next Eight Quarters Company’s Share Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 Q2 2024 SF Rent per SF SF Rent per SF SF Rent per SF SF Rent per SF SF Rent per SF SF Rent per SF SF Rent per SF SF Rent per SF Uncommenced Office Leases—Next Eight Quarters Vancouver, British Columbia 3,613 $ 7.95 440 $ 45.06 — $ — — $ — — $ — — $ — — $ — — $ — Greater Seattle, Washington 21,150 25.81 1,411 — — — — — — — — — — — — — San Francisco Bay Area, California 101,573 61.62 48,628 71.94 36,947 47.24 — — — — — — — — — — Los Angeles, California — — — — — — 20,340 — — — — — — — — — Total 126,336 54.09 50,479 69.69 36,947 47.24 20,340 — — — — — — — — — Backfilled Office Leases—Next Eight Quarters Vancouver, British Columbia 7,251 42.73 3,822 42.66 823 44.28 — — — — — — 13,439 40.01 — — Greater Seattle, Washington — — — — — — — — — — 5,870 47.27 — — — — San Francisco Bay Area, California 36,457 50.90 1,255 55.20 10,441 62.68 — — — — — — — — — — Los Angeles, California 3,273 51.60 — — 6,903 52.20 — — — — — — — — — — Total 46,981 49.69 5,077 45.76 18,167 57.87 — — — — 5,870 47.27 13,439 40.01 — — Expiring Office Leases—Next Eight Quarters Vancouver, British Columbia 6,630 25.86 5,019 18.30 3,757 36.83 16,021 24.47 2,294 29.04 8,337 30.44 18,118 33.02 20,623 22.30 Greater Seattle, Washington — — 20,417 10.01 9,664 2.32 28,329 23.66 5,487 23.33 189,350 33.60 14,994 24.40 — — San Francisco Bay Area, California 590,568 44.35 318,039 51.85 234,120 49.35 270,114 61.67 429,326 58.86 173,264 61.49 262,761 64.64 409,081 53.71 Los Angeles, California 6,602 33.50 202,283 52.07 5,472 64.68 10,058 65.88 26,533 60.41 11,168 50.54 36,751 54.93 50,317 53.00 Total 603,800 $ 44.02 545,757 $ 50.06 253,013 $ 47.70 324,522 $ 56.64 463,640 $ 58.38 382,119 $ 46.67 332,624 $ 60.03 480,021 $ 52.29

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